As Filed with the Securities and Exchange Commission on April 27, 2012

Registration File No. 333-45592

811-10121

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 14

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 15

AMERICAN FAMILY VARIABLE ACCOUNT II

(Exact Name of Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY

(Name of Depositor)

6000 American Parkway

Madison, Wisconsin 53783-0001

(Complete Address of Depositor’s Principal Executive Offices)

1-800-MY AMFAM

(1-800-692-6326)

(Depositor’s Telephone Number, including Area Code)

David C. Holman, Esq.

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

(Name and Complete Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on May 1, 2012 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Flexible Premium Variable Annuity Contracts.

Variable Annuity Prospectus

May 1, 2012

Prospectus	May 1, 2012

American Family Variable

Annuity Contract

Flexible Premium Variable Annuity

issued by

American Family Life Insurance Company

through the

American Family Variable Account II

The American Family Variable Annuity Contract (the “Contract”) currently has 10 funding choices—one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 9 Subaccounts. The Subaccounts invest in the following portfolios:

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund® Portfolio (Service Class 2)

Fidelity VIP Equity-Income Portfolio (Service Class 2)

Fidelity VIP Growth & Income Portfolio (Service Class 2)

Fidelity VIP Investment Grade Bond Portfolio (Service Class)

Fidelity VIP Mid Cap Portfolio (Initial Class)

Fidelity VIP Money Market Portfolio (Initial Class)

Vanguard® Variable Insurance Fund

Vanguard VIF Capital Growth Portfolio

Vanguard VIF International Portfolio

Vanguard VIF Small Company Growth Portfolio

Vanguard is a trademark of The Vanguard Group, Inc.

For information regarding portfolio fees and expenses, see “Fee Table—Annual Portfolio Operating Expenses.”

The Contract is not available to new purchasers.

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Contract.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2012 (known as the “SAI”). For a free copy of the SAI, contact Us at:

American Family Life Insurance Company

Variable Product Services

6000 American Parkway

Madison, Wisconsin 53783-0001

Telephone: 1-800-MY AMFAM (1-800-692-6326)

We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI’s table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC’s public reference room.

Variable annuity contracts involve certain risks, and you may lose some or all of your investment.

The investment performance of the portfolios in which the Subaccounts invest will vary.

We do not guarantee how any of the portfolios will perform.

The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.

Neither the U.S. Government nor any Federal agency insures your investment in the Contract.

The tax deferral feature of the variable annuity provides no additional benefit beyond the tax deferral of a qualified retirement plan. If you intend to use the variable annuity to fund a tax-qualified retirement plan, such as an IRA, you should have reasons other than tax deferral for doing so.

A prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission Has Not Approved or Disapproved the Contract or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Glossary

For your convenience, We are providing a glossary of the special terms We use in this prospectus.

Accumulation Period

The period of time beginning on the Annuity Contract Date and ending on the earlier of:

the Annuity Commencement Date; or
the date this Contract terminates.

Accumulation Value

The amount during the Accumulation Period calculated as:

the Variable Account Accumulation Value; plus
the Fixed Account Accumulation Value.

American Family, We, Us, Our

American Family Life Insurance Company.

Annuitant

The person named as the proposed Annuitant on the Application or named as the Joint Annuitant, whose life determines the benefits payable.

Annuity Commencement Date

The date, unless later changed, on which We base the beginning date of the income payments.

Annuity Contract Date

The date shown on the Contract schedule that determines each:

Contract year;
Contract anniversary; and
Contract month.

Application

The form completed by the proposed Annuitant(s) and/or proposed Owner when applying for coverage under the Contract. This includes any amendments or endorsements or supplemental applications.

Attained Age

The Annuitant’s age, at his/her nearest birthday.

Beneficiary

The person selected to receive the death benefit if an Owner dies before the Annuity Commencement Date or upon the death of the Annuitant.

Business Day

A day when the New York Stock Exchange is open for trading, except for November 23, December 24, and any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day (typically 4:00 p.m. Eastern Time).

Death Benefit

The amount that We will pay upon the death of the Owner or the Annuitant.

Excess Interest

Any interest credited in addition to the guaranteed interest in the Fixed Account.

Fixed Account

An account in which the Accumulation Value accrues interest at no less than the guaranteed minimum rate. The Fixed Account is part of Our General Account.

Fixed Account Accumulation Value

The amount under the Annuity Contract in the Fixed Account.

Free-Look Period

The period during which you may examine the Contract and receive a refund by either returning the Contract to Us or providing written notice of cancellation.

Fund

An open-end diversified management investment company or unit investment trust in whose Portfolio a Subaccount invests.

General Account

All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the General Account.

Good Order

This means the actual receipt by Us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.

4	The American Family Variable Annuity Prospectus

Home Office

Our office at 6000 American Pkwy, Madison, Wisconsin 53783-0001.

Income Payments

The amount that the Proceeds or Death Benefit will provide when applied under a settlement option of this Contract. Payments can be made on a monthly, quarterly, semiannual or annual basis.

Issue Age

Annuitant’s age on his/her birthday nearest the Annuity Contract Date.

Issue Date

The date that this Contract was issued.

Owner (you, your)

The person named in the Application as the Owner, unless later changed according to the conditions and provisions of this Contract.

Planned Premium

The amount that the Owner requests to be billed, unless later changed.

Premium Tax

The amount of tax, if any, charged by a Federal, state, or other governmental entity on premium payments or contract values.

Proceeds

The amount We pay subject to the Contract’s provisions:

upon the surrender or partial surrender of this Contract; or
upon full or partial annuitization.

Remittance Processing Center

An address to which the Owner should send all premium payments after the initial premium payment. The address of the Remittance Processing Center is 6000 American Parkway, Madison, Wisconsin 53777-0001.

SEC

The Securities and Exchange Commission, a United States government agency.

Surrender Charge

The contingent deferred sales charge is an amount subtracted from the Accumulation Value during the first nine years after each premium payment date upon surrender or partial surrender of the Contract.

Surrender Value

An amount equal to: the Accumulation Value on the surrender date; minus any surrender charge, any applicable state premium tax and any portion of the annual contract fee due Us.

Valuation Period

The time between the close of business on a Business Day (typically 4:00 p.m. Eastern Time) and the close of business on the next Business Day.

Variable Account

American Family Variable Account II.

Variable Account Accumulation Value

The amount under the Contract in the Variable Account.

5

Highlights

These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. Please read the remainder of this prospectus carefully.

The Contract

An annuity is a contract between you (the Owner) and an insurance company (American Family Life Insurance Company) in which you agree to make one or more payments to Us and, in return, We agree to pay a series of payments to you at a later date. The American Family Variable Annuity Contract is a special kind of annuity that features:

Flexible Premiums—you may add premium payments at any time.

Tax-Postponement—you generally do not have to pay taxes on earnings until you take money out by surrender, partial surrender, or We make income payments to you, or We pay the death benefit.

Variable Investments—you can direct your premium into any of nine Subaccounts. Each Subaccount invests exclusively in a single portfolio of a fund. The money you invest in the Subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the Subaccounts.

You can also direct money to the Fixed Account. Amounts in the Fixed Account earn interest annually at a fixed rate that is guaranteed by Us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the Fixed Account.

Like all deferred annuities, the Contract has two phases: the “accumulation” period and the “pay-out” period. During the accumulation period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-postponed until they are withdrawn. The payout period begins once you start receiving regular income payments from the Contract. The money you can accumulate during the accumulation period will directly determine the dollar amount of any income payments you receive.

This Contract cannot be offered in any state where it is not lawful to make such offer.

How to Invest

You can pay an additional premium of $50 or more at any time before the Annuity Commencement Date. You must send all premium payments after the initial premium payment to Our Remittance Processing Center at 6000 American Parkway, Madison, Wisconsin 53777-0001. Alternatively, you may authorize Us to draw on an account by electronic debit.

We may limit the total premium(s) paid to Us during any Contract year.

The Contract is not available to new purchasers.

Cancellation—The 10 Day Free-Look Period

Within 10 days after you receive your Contract, you may receive a refund by either returning the Contract to Us or providing written notice of cancellation. In some jurisdictions, this period may be longer than ten days. Upon receipt, We will refund an amount equal to the Accumulation Value, without deduction for any charges normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.

Investment Options

You may invest your money in any of 9 portfolios by directing it into the corresponding Subaccount. The portfolios available to you under the Contract are:

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund® Portfolio (Service Class 2)

Fidelity VIP Equity-Income Portfolio (Service Class 2)

Fidelity VIP Growth & Income Portfolio (Service Class 2)

Fidelity VIP Investment Grade Bond Portfolio (Service Class)

Fidelity VIP Mid Cap Portfolio (Initial Class)

Fidelity VIP Money Market Portfolio (Initial Class)

Vanguard Variable Insurance Fund

Vanguard VIF Capital Growth Portfolio

Vanguard VIF International Portfolio

Vanguard VIF Small Company Growth Portfolio

6	The American Family Variable Annuity Prospectus

Each Subaccount invests exclusively in shares of one portfolio of a fund. Each portfolio’s assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in their own prospectuses that accompany this prospectus. The value of your investment in the Subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges We deduct.

Depending on market conditions, you can gain or lose money in any of the Subaccounts. We reserve the right to offer other investment choices in the future.

You may also direct your money to the Fixed Account and receive a guaranteed rate of return. Money you place in the Fixed Account will earn interest during the Contract year at a fixed rate that We guarantee to be no less than 3.0%.

Transfers

You have the flexibility to transfer assets within your Contract. At any time during the accumulation period and after the first 20 days following the date We issue the Contract, you may transfer amounts among the Subaccounts and between the Fixed Account and the Subaccounts. Certain restrictions apply.

Transfers from one or more Subaccounts to the Fixed Account, from the Fixed Account to one or more Subaccounts or among the Subaccounts must be at least $250 or the total Accumulation Value in the Subaccount(s) or Fixed Account, if less.

Only one transfer may be made from the Fixed Account each Contract year.

You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset reallocation and dollar cost averaging programs do not count toward the 12 free transfers. (For Oregon contracts only: Each transfer after the twelfth transfer in a Contract year is subject to our approval.)

Automatic Asset Reallocation Program

Under the automatic asset reallocation program, We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Automatic asset reallocation is available only during the accumulation period. You cannot choose the Automatic Asset Reallocation Program if you are participating in the Dollar Cost Averaging Program.

Dollar Cost Averaging Program

The dollar cost averaging program permits you to systematically transfer (on a monthly, quarterly, semi-annual or annual basis) a set dollar amount from the Fidelity VIP Money Market Subaccount to the other Subaccounts. Dollar cost averaging is available only during the accumulation period. The minimum transfer amount is $250. You cannot choose the Dollar Cost Averaging Program if you are participating in the Automatic Asset Reallocation Program.

Access to Your Money

During the accumulation period, you may request a partial surrender of part of your Accumulation Value or you may also fully surrender the Contract and receive its Surrender Value.

Partial surrenders are subject to the following conditions:

the minimum amount you can withdraw is $250; and

you may not make a partial surrender if the withdrawal plus the surrender charge and the partial surrender processing fee would cause the Accumulation Value to fall below $1,000.

7

Highlights (continued)

Surrenders and partial surrenders may be subject to a surrender charge. In any Contract year after the first, you may withdraw a portion of your Accumulation Value, called the free withdrawal amount, without incurring a surrender charge.

You may have to pay Federal income taxes and a penalty tax on any money you fully or partially surrender from the Contract.

Death Benefit

We will pay a death benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.

The death benefit equals the greater of:

the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Home Office (We must receive payment instructions within 60 days of the date of death); or

the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.

If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.

Fees and Charges

Mortality and Expense Risk Charge. We will deduct a daily mortality and expense risk charge from your Accumulation Value in each Subaccount at an annual rate of 1.00%.

Asset-Based Administrative Charge. We will deduct a daily administrative charge from your Accumulation Value in each Subaccount at an annual rate of 0.15%.

Annual Contract Fee. We currently deduct an annual contract fee of $30 from your Accumulation Value on the last Business Day of each Contract year during the accumulation period, on the date when the Contract is surrendered, and on the Annuity Commencement Date. We guarantee this charge will not exceed $50. We currently waive deduction of the charge for Contracts whose Accumulation Value is over $20,000 on the date of assessment.

Transfer Fee. You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date.

Partial Surrender Processing Fee. For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds.

Surrender Charge. During the Accumulation Period, you may withdraw all or part of your Surrender Value before the Annuitant’s death. Certain withdrawals may be taken without payment of any Surrender Charge. Other withdrawals are subject to Surrender Charges.

We calculate the surrender charge from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire nine year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.

Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment):

1	2	3	4	5	6	7	8	9	10+

Surrender Charge:
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

In determining surrender charges, We will treat your premium payments as being withdrawn in the order in which We received them—that is on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.

We do not assess a surrender charge on:

the death benefit;

the withdrawal of premium payments you paid Us more than nine years ago;

proceeds applied to a settlement option with a fixed payout period of at least five years;

8	The American Family Variable Annuity Prospectus

proceeds applied to a settlement option with a life contingency; or

the free withdrawal amount.

Each Contract year after the first Contract year, you may withdraw the free withdrawal amount, which is an amount equal to 10% of total premium payments minus any prior partial surrenders, without payment of a surrender charge.

For information concerning compensation paid for the sale of the Contracts, See “Distribution of the Contracts.”

Premium Taxes. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires Us to pay the tax. If applicable, We will make the deduction either: (a) from premium payments as We receive them, (b) from your Surrender Value upon surrender or partial surrender, (c) on the Annuity Commencement Date, or (d) upon payment of a death benefit.

Portfolio Management Fees and Charges. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

Settlement Options

The Contract allows you to receive income payments under one of six settlement options beginning on the Annuity Commencement Date you select if the Contract has been in force at least five years. The latest Annuity Commencement Date you may select is the Contract anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

We will use your Accumulation Value (less any applicable premium taxes) on the Annuity Commencement Date to fund your income payments under the settlement option you choose.

Federal Tax Status

Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, including a surrender or partial surrender payment, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the amount includable in income. The income payments you receive during the payout period are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the contract” has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under a settlement option, death benefits are taxed in the same manner as income payments; if not received under a settlement option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a full surrender or partial surrender. Different tax consequences may apply for a qualified Contract. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Matters.”

Inquiries

If you need additional information, please contact Us at:

American Family Life Insurance Company

Variable Product Services

6000 American Parkway

Madison, Wisconsin 53783-0001

1-800-MYAMFAM (1-800-692-6326)

9

Fee Table

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that are payable at the time that you buy the Contract, surrender the Contract, or transfer Accumulation Value among the Subaccounts and the Fixed Account.

Your Transaction Expenses	Guaranteed Maximum Charge	Current Charge

Sales Charge Imposed on Premium Payments	None	None

Partial Surrender Processing Fee	2% of amount withdrawn up to $25	2% of amount withdrawn up to $25

Surrender Charge (as a percentage of your premium payment)[1]	8%	8%

Transfer Fee[2]	$25	$25

[1]	We do not assess a surrender charge on death benefit payments or the free withdrawal amount. We do assess a surrender charge if you surrender your Contract, partially surrender its Surrender Value, or annuitize under the Contract in certain cases.
[2]	We waive the transfer fee for the first twelve transfers in a Contract Year. We assess a charge of $25 for the thirteenth and each additional transfer in a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the fees and expenses for each portfolio.

Your Periodic Expenses	Guaranteed Maximum Charge	Current Charge

Annual Contract Fee[3]	$50	$30

Variable Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)

Mortality and Risk Charge	1.00%	1.00%

Administrative Expenses	0.15%	0.15%

Total Variable Account Annual Expenses	1.15%	1.15%

[3]	We will also deduct a pro rata portion of this fee on the Annuity Commencement Date or the date you surrender your Contract. We currently waive deduction of the charge for Contracts whose Accumulation Value is over $20,000 on the date of assessment.

The next table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2011. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Annual Portfolio Operating Expenses4

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	.26%	.90%

[4]	Some portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

10	The American Family Variable Annuity Prospectus

The next table describes the annual portfolio operating expenses for each of the Portfolios available under the Policy. The table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2011.

Portfolio	Advisory Fee	12b-1 Fee	Other Expenses		Total Expenses
Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund® Portfolio (Service Class 2)	.56%	.25%	.09%		.90%
Fidelity VIP Equity-Income Portfolio (Service Class 2)	.46%	.25%	.10%		.81%
Fidelity VIP Growth & Income Portfolio (Service Class 2)	.46%	.25%	.13%		.84%
Fidelity VIP Investment Grade Bond Portfolio (Service Class)	.32%	.10%	.10%		.52%
Fidelity VIP Mid Cap Portfolio (Initial Class)	.56%	N/A	.10%		.66%
Fidelity VIP Money Market Portfolio (Initial Class)	.17%	N/A	.09%		.26%
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio	.40%	N/A	.04%		.44%
Vanguard VIF International Portfolio	.46%	N/A	.05%		.51%
Vanguard VIF Small Company Growth Portfolio	.37%	N/A	.06%	[5]	.43%

[5]	The “Other Expenses” shown contain “Acquired Fund Fees and Expenses” of .02%. Acquired Fund Fees and Expenses are expenses incurred by the Portfolio through its ownership in other investment companies, such as business development companies. These expenses are similar to the expenses of any operating company held by the Portfolio. They are not direct costs paid by Portfolio shareholders and are not used to calculate the Portfolio’s net asset value. They have no impact on the costs associated with portfolio operations.

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual contract fee, mortality and expense risk charge, administrative charge and portfolio fees and expenses.

Each Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first Example immediately below assumes the maximum fees and expenses of any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.

(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$1,010	$1,187	$1,470	$2,383

(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$1,010	$1,187	$1,470	$2,383

(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):

1 Year	3 Years	5 Years	10 Years
$210	$647	$1,110	$2,383

11

Fee Table (continued)

Example 2

The second Example immediately below assumes the minimum fees and expenses for any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.

(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$943	$985	$1,128	$1,679

(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$943	$985	$1,128	$1,128

(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):

1 Year	3 Years	5 Years	10 Years
$143	$445	$768	$1,679

The examples assume that you made no transfers. The examples also do not take into account any premium taxes. The examples reflect the annual contract fee of $30 as an annual charge of 0.130% which We calculated by dividing the total annual contract fees we collected under the Contracts last year by the total average net assets for the Contracts.

Please remember that the examples are simply illustrations and do not represent past or future expenses.

Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

Tables showing the accumulation unit information for each Subaccount of the Variable Account available under the Contract are presented in Appendix A—Condensed Financial Information.

12	The American Family Variable Annuity Prospectus

About American Family Life Insurance Company and the Variable Account

American Family Life Insurance Company

We are a stock life insurance company. We were incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We established the Variable Account to support the investment options under the Contract and under other variable annuity contracts We may issue. Our General Account supports the Fixed Account option under the Contract.

We are a wholly owned subsidiary of Am Fam, Inc. Am Fam, Inc. is a downstream holding company and a wholly owned subsidiary of American Family Mutual Insurance Company (“American Family Mutual”). American Family Mutual is one of the leading property/casualty insurance companies in the United States with operations in nineteen states located primarily in the Midwest. American Family Mutual offers a broad line of insurance coverage to individuals and businesses, including automobile, homeowners, farm owners, mobile homeowners, inland marine, burglary, commercial, personal and fire coverage.

The Variable Account

We established American Family Variable Account II as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Contracts. We may use the Variable Account to support other variable annuity contracts We issue. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the Securities and Exchange Commission. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

Fidelity Variable Insurance Products Fund

Vanguard Variable Insurance Fund

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our General Account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Contracts. In contrast, all assets held in Our general account are subject to Our general liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account. The Variable Account may include other Subaccounts that are not available under the Contracts and are not discussed in this prospectus.

If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts to allocations of premiums or Accumulation Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “Other Information—Modifying the Contract.”

13

The Portfolios

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

The following table summarizes each portfolio’s investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Contrafund® (Service Class 2)	Investment Objective: Seeks long-term capital appreciation. Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Equity-Income (Service Class 2)

Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

Investment Adviser: Fidelity Management & Research Company.

Fidelity VIP Growth & Income (Service Class 2)	Investment Objective: Seeks high total return through a combination of current income and capital appreciation.
Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Investment Grade Bond (Service Class)	Investment Objective: Seeks as high a level of income as is consistent with preservation of capital. Investment Adviser: Fidelity Management & Research Company
Fidelity VIP Mid Cap (Initial Class)	Investment Objective: Seeks long-term growth of capital. Investment Adviser: Fidelity Management & Research Company.

14	The American Family Variable Annuity Prospectus

Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Money Market* (Initial Class)	Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity. Investment Adviser: Fidelity Management & Research Company.
Vanguard VIF Capital Growth	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Adviser: PRIMECAP Management Company
Vanguard VIF International

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Investment Advisers: Baillie Gifford Overseas Ltd., M&G Investment Management Limited and Schroeder Investment Management North America Inc.

Vanguard VIF Small Company Growth	Investment Objective: The Portfolio seeks long-term capital appreciation. Investment Advisers: Granahan Investment Management, Inc. and The Vanguard Group, Inc.

*	There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the portfolio you have chosen.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

We select the portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulation Value if We determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

15

The Portfolios (continued)

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.05% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some advisers, administrators, or portfolios may pay Us more than others. American Family Securities, LLC, our wholly owned subsidiary broker-dealer, also receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio’s investment return.

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

16	The American Family Variable Annuity Prospectus

The Accumulation Period

The accumulation period begins when We issue your Contract and continues until the Annuity Commencement Date. The accumulation period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.

Purchasing a Contract

We require an initial premium payment of $750 or more to purchase the Contract. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. The first premium payment is the only one We require you to make.

Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment. If you purchased the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

We will not issue you a Contract if the Annuitant is older than attained age 80 on the issue date.

Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward applications and premium payments to Our Home Office on a timely basis.

The Contract is not available to new purchasers.

Cancellation—The 10 Day Free-Look Period

You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must provide written notice of cancellation or return the Contract to Us at Our Administrative Service Center, or to the registered representative who sold it, before the end of the Free-Look Period. We deem the Free-Look Period to begin 10 days after We deliver the Contract to you.

Upon exercise of your free-look right, We will refund an amount equal to the Accumulation Value, without deduction for any surrender charge normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.

Designating Your Investment Options

You instruct Us on how to allocate your first premium payment among the nine Subaccounts and the Fixed Account. The amount you direct to a particular Subaccount and/or to the Fixed Account must be in whole percentages from 1% to 100% of the premium payment.

If your application is complete, American Family Securities, LLC, the distributor of the Contracts, approves the application, and your premium payment has been received at Our Home Office, We will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. We deem receipt to occur on a Business Day if We receive your properly completed application and premium payment at Our Home Office before 4:00 p.m. Eastern Time. If received on or after 4:00 p.m. Eastern Time, We deem receipt to occur on the following Business Day.

If your application is incomplete, We will contact you and seek to complete it within five business days. If We cannot complete your application within five business days after We receive it, We will return your premium payment, unless you expressly permit Us to keep it. We will credit the payment as soon as We receive all necessary application information. We regard American Family Securities’ approval of any application, premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such application, payment or request.

The date We credit your initial premium payment to your Contract is the issue date. We allocate your initial premium payment among the Subaccounts and the Fixed Account according to your instructions.

We may reject any application or premium payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

17

The Accumulation Period (continued)

Additional Premium Payments

There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that the premium payment must be at least $50. In certain circumstances and subject to our sole discretion, We may accept lower additional premium payments. You may make premium payments at any time until the earliest of: (a) the Annuity Commencement Date; (b) the date you surrender the Contract; or (c) the year you reach age 70 1/2 for qualified Contracts (other than Roth IRAs and rollovers and transfers).

We reserve the right not to accept an initial premium payment or total premium payments of $1,000,000 or more. The Tax Code may also limit the amount of premium payments you may make.

We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the Business Day on which We receive them in Good Order at Our Remittance Processing Center at 6000 American Parkway, Madison, Wisconsin 53777-0001. Our Business Day ends at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If We receive your premium payments at or after 4:00 p.m. Eastern Time, We will calculate and credit them as of the end of the next Business Day.

We will direct your premium payment to the Subaccounts and/or the Fixed Account according to your instructions in effect at the time We receive it at Our Remittance Processing Center. You may change your instructions at any time by sending Us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Accumulation Value is apportioned among the Subaccounts or the Fixed Account.

Planned Premium Payments

You may elect to participate in Our planned premium payment program. Under this program, you will provide Us with a schedule showing the amount and frequency of any additional premium payments you intend to make under the Contract. Your minimum planned premium payment must be at least $50. We will forward to you an annual, semiannual or quarterly premium payment reminder notice. You are under no obligation to make premium payments in accordance with the schedule. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan.

We reserve the right to limit the number and amount of any planned premiums payments.

The Accumulation Value in a Subaccount will vary with the investment performance of that Subaccount. You bear the entire investment risk for amounts you allocate to the Subaccounts. You should periodically review your allocation instructions in light of market conditions and your overall financial objectives.

If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

18	The American Family Variable Annuity Prospectus

Your Accumulation Value

Accumulation Value

The Accumulation Value serves as the starting point for calculating values under a Contract.

Accumulation Value:

Equals the sum of all values in the Fixed Account, and in each Subaccount;

Is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and

Has no guaranteed minimum amount and may be more or less than premiums paid.

Surrender Value

The Surrender Value is the amount We pay to you when you surrender your Contract. We determine the Surrender Value at the end of the valuation period when We receive your written surrender request in good order.

Surrender Value at the end of any Business Day equals:

the Accumulation Value on the surrender date; minus

any surrender charge; minus

any state premium tax due; minus

any portion of the annual contract fee due.

Subaccount Accumulation Value

At the end of any valuation period, the Accumulation Value in a Subaccount is equal to the number of units in the Subaccount multiplied by the Accumulation Unit Value of that Subaccount.

The number of units in any Subaccount at the end of any Business Day equals:

the initial units purchased at the Accumulation Unit Value on the Issue Date; plus units purchased with additional premium payments; plus

units purchased via transfers from another Subaccount or the Fixed Account; minus units redeemed to pay for the annual contract fee; minus

units redeemed to pay for partial surrenders; minus

units redeemed as part of a transfer to another Subaccount or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into units. We determine the number of units We credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the valuation period. We determine a unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.

Accumulation Unit Value

We determine the Accumulation Unit Value for each Subaccount to reflect how investment performance affects the Accumulation Value. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit Value at the end of every valuation period is the Accumulation Unit Value at the end of the previous valuation period times the net investment factor, as described below.

The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, Accumulation Unit Value may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:

the portfolio net asset value, determined at the end of the current valuation period; plus the amount of any dividend or capital gains distributions; plus or minus the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by the portfolio net asset value for the immediately preceding valuation period; minus a daily charge for the mortality and expense risk and asset-based administrative charges.

The net investment factor may be greater or less than one.

19

Your Accumulation Value (continued)

Fixed Account Accumulation Value

On the issue date, the Fixed Account Accumulation Value is equal to the net premiums allocated to the Fixed Account.

The Fixed Account Accumulation Value at the End of Any Business Day is Equal to:

the net premium(s) allocated to the Fixed Account; plus

any amounts transferred to the Fixed Account; plus

interest credited to the Fixed Account; minus

amounts deducted to pay for the annual contract fee; minus

amounts withdrawn from the Fixed Account; minus

amounts transferred from the Fixed Account to a Subaccount.

Interest will be credited to the Fixed Account on each Business Day as follows:

For amounts in the Fixed Account for the entire Contract year, interest will be credited from the beginning to the end of the Contract year.

For amounts allocated to the Fixed Account during the Contract year, interest will be credited from the date the net premium payment is allocated to the end of the Contract year.

For amounts transferred to the Fixed Account during the Contract year, interest will be credited from the date of the transfer to the end of the Contract year.

For amounts deducted or withdrawn from the Fixed Account during the Contract year, interest will be credited from the beginning of the Contract year to the date of deduction or withdrawal.

20	The American Family Variable Annuity Prospectus

Transfers Between Investment Options

You may make transfers between and among the Subaccounts and the Fixed Account. We will determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Home Office in Good Order. The following features apply to transfers under the Contract:

You may request a transfer of up to 100% of the Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect (as states permit).

For transfers to the Fixed Account, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s), if less than $250.

You may transfer amounts among the Subaccounts an unlimited number of times in a Contract year, subject to Our limitations on frequent transfer activity and portfolio limitations on the frequent purchase and redemption of shares. For transfers among the Subaccounts, you must transfer at least $250 or the total accumulation value in the Subaccount(s) if less than $250.

We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date. Transfers due to dollar cost averaging or automatic asset reallocation do not count as transfers for the purpose of assessing the transfer fee. See “Transfers Between Investment Options—Dollar Cost Averaging” and “Transfers Between Investment Options—Automatic Asset Reallocation.”

We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

We process transfers based on unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your telephone or written request for transfer in Good Order prior to 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your telephone or written request for transfer in Good Order at or after 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

Transfers from the Fixed Account:

You may make only one transfer per year from the Fixed Account to the Subaccounts.

You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

We reserve the right to revoke or modify the transfer privilege at any time.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program in the application or by completing an election form that We receive. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Fidelity VIP Money Market Subaccount into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Fidelity VIP Money Market Subaccount to your designated “destination accounts”

21

Transfers Between Investment Options (continued)

in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must elect a period of time and place at least $1,000 in the Fidelity VIP Money Market Subaccount.

If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:

the Contract Date; or

when the Accumulation Value of the Fidelity VIP Money Market Subaccount equals or exceeds the minimum amount stated above; or

the date requested.

Dollar cost averaging will end if:

We receive your written request to cancel your participation;

the Accumulation Value in the Fidelity VIP Money Market Subaccount is depleted; or

the specified number of transfers has been completed.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time. You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

Automatic Asset Reallocation

We also offer an automatic asset reallocation program under which We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Accumulation Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

To participate in the automatic asset reallocation program:

you must elect this feature in the Application or after issue by submitting an automatic asset reallocation request form to Our Home Office.

There is no additional charge for the automatic asset reallocation program. Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Contract year. You can end this program at any time.

Automatic asset reallocation will end if:

We receive your written request to terminate the program.

We may modify, suspend, or discontinue the automatic asset reallocation program at any time. You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.

Additional Limitations on Transfers

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the portfolios.

Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

22	The American Family Variable Annuity Prospectus

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same Owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.

If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract Owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:

limiting the frequency of transfers to not more than once every 30 days;

requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;

refusing to act on instructions of an agent acting under a power of attorney on your behalf; or

refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.

Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of

23

Transfers Between Investment Options (continued)

actions taken to affect your transfer activity. In addition, a portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the portfolio as violating its policies and procedures.

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.

In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Telephone Transfers

You must notify Us on your application or otherwise in writing in a form acceptable to Us that you want the ability to make transfers by telephone. You may use your telephone to authorize a transfer from one Subaccount or the Fixed Account to another Subaccount or the Fixed Account, to change the allocation instructions for future investments, and/or to change automatic asset reallocation and dollar cost averaging programs.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If We follow such procedures We will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if We do not follow those reasonable procedures.

The procedures that We may follow for telephone transfers include:

providing you with a written confirmation of all transfers made according to telephone instructions;

24	The American Family Variable Annuity Prospectus

requiring a form of personal identification prior to acting on instructions received by telephone; and

recorded instructions received by telephone.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Home Office.

Transfer Fee

We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the automatic asset reallocation and dollar cost averaging programs do not count toward your 12 free transfers.

25

Access to Your Money

Surrenders

At any time before the Annuity Commencement Date, you may surrender your Contract for its Surrender Value.

The Surrender Value is equal to:

the Accumulation Value on the surrender date; minus

any applicable surrender charge; minus

any premium taxes not previously deducted; minus

any portion of the annual contract fee unless waived.

The Surrender Value will be determined at the unit value next determined as of the close of business on the Business Day We receive your written request for surrender in good order at Our Home Office, unless you specify a later date in your request. If We receive your written request at or after the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the next Business Day. The Surrender Value will be paid in a lump sum unless you request payment under a settlement option. A surrender may have adverse Federal income tax consequences, including a penalty tax. See “Federal Tax Matters.”

Partial Surrenders

Before the Annuity Commencement Date, you may request a partial surrender of part of your Surrender Value. Partial surrenders are subject to the following conditions:

the minimum amount you can withdraw is $250; and

you may not make a partial surrender if the withdrawal plus the surrender charge, partial surrender processing fee and any applicable premium tax charge would cause the Accumulation Value to fall below $1,000.

We will withdraw the amount you request from the Surrender Value as of the Business Day on which you request a partial surrender from Our Home Office, provided We receive your request in Good Order before the close of Our Business Day, usually 4:00 p.m. Eastern Time. If We receive your request at or after the close of Our Business Day, We will make the withdrawal as of the next Business Day. We will deduct the partial surrender processing fee from the amount withdrawn. We will reduce your Accumulation Value by any applicable surrender charge, the partial surrender processing fee, any applicable premium tax charge plus the dollar amount We sent to you. If the amount of the partial surrender is $5,000 or more, or state withholding election requirements apply, your request must be in writing.

You may specify how much you wish to withdraw from each Subaccount and/or the Fixed Account. If you do not specify, or if you do not have sufficient assets in the Subaccounts or Fixed Account you specified to comply with your request, We will make the partial surrender on a pro rata basis from the Fixed Account and those Subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the Accumulation Value in each Subaccount and the Fixed Account has to the entire Accumulation Value before the partial surrender.

Remember, any partial surrender you take will reduce your Accumulation Value, and may reduce the death benefit by the amount of the partial surrender plus any charges. See “Death Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any partial surrender you make.

See “Fees and Charges—Surrender Charge” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

You can elect to receive regular payments from your Accumulation Value during the accumulation period by instructing Us to withdraw selected amounts from the Fixed Account or any of the Subaccounts. We will specify the terms of the withdrawal plan on your Application or make these withdrawals on a monthly, quarterly, semi-annual or annual basis as you direct. You must complete an enrollment form and send it to Our Home Office. You may terminate the systematic withdrawal plan at any time.

26	The American Family Variable Annuity Prospectus

There are some limitations to the systematic withdrawal plan:

withdrawals must be at least $100;

you must have a minimum balance at least equal to the amount you want to withdraw; and

We will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.

27

Death Benefit

Death Benefit Before the Annuity Commencement Date

We will pay a death benefit if the Annuitant dies before the Annuity Commencement Date. Assuming you are an Annuitant and you die (and there is no joint owner), your Beneficiary will receive the death benefit unless the Beneficiary is your surviving spouse and elects to continue the Contract. The death benefit is calculated at the close of the Business Day on which We receive written notice and due proof of death as well as properly completed required claim forms, at Our Home Office. If the Beneficiary elects to delay receipt of the death benefit, the amount of the death benefit payable in the future may be affected. If the deceased Annuitant was not an Owner (and all the Owners are individuals), the proceeds may be received in a lump sum or applied to any of the settlement options within one year of death. If the deceased Annuitant was an Owner (or if any Owner is not an individual), then death proceeds must be distributed in accordance with the Death of Owner provisions below. If We do not receive a request to apply the death benefit proceeds to a settlement option, We will make a lump sum distribution. We will generally pay lump sum death benefit payments within seven days after Our Home Office has received sufficient information to make the payment.

Death Benefit Payable

The death benefit equals the greater of:

the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Home Office (We must receive payment instructions within 60 days of the date of death); or

the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.

Upon payment of the death benefit, the Contract will terminate.

If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.

Death of the Annuitant

1.	If the Annuitant dies prior to the Annuity Commencement Date, We will pay the death benefit as provided above.

2.	If the Annuitant dies after the Annuity Commencement Date but before all of the proceeds payable under the Contract have been distributed, We will pay the remaining proceeds to the Beneficiary(ies) under the method of payment in effect at the time of the Annuitant’s death, unless the Beneficiary elects to receive the discounted value of any remaining payments in a lump sum.

Death of Owner

If any Owner of the Contract dies before the Annuity Commencement Date, the following applies:

If the new Owner is the deceased Owner’s spouse, the Contract will continue, treating the spouse of the deceased Owner as the new Owner and, if the deceased Owner was also the Annuitant, the deceased Owner’s spouse will also be the Annuitant.

Note: The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

If the new Owner is someone other than the deceased Owner’s spouse, the entire interest in the Contract must be distributed to the new Owner:

•	within five years of the deceased Owner’s death or

•	over the life of the new Owner, or over a period not extending beyond the life or the life expectancy of the new Owner, as long as payments begin within one year of the deceased Owner’s death.

28	The American Family Variable Annuity Prospectus

If the deceased Owner was the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Beneficiary.

If the deceased Owner was not the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Annuitant.

If the new Owner dies after the deceased Owner but before the entire interest has been distributed, any remaining distributions will be to the new Owner’s estate.

If any Owner dies on or after the Annuity Commencement Date, but before all proceeds payable under this Contract have been distributed, the Company will continue payments to the Annuitant (or, if the deceased Owner was the Annuitant, to the Beneficiary) under the payment method in effect at the time of the deceased Owner’s death.

If any Owner of this Contract is not an individual, the death of any Annuitant shall be treated as the death of an Owner.

In all events, death benefit distributions will be made from the Contract in accordance with Section 72(s) of the Internal Revenue Code of 1986, as amended.

29

Fees and Charges

We make certain charges and deductions under the Contract. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.

Services and Benefits We Provide:

the death benefit under the Contract

investment options, including premium payment allocations

administration of elective options

the distribution of reports to Owners

Costs and Expenses We Incur:

costs associated with processing applications, and with issuing and administering the Contract overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Contracts other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risk We Assume:

that the costs of providing the services and benefits under the Contracts exceed the charges We deduct

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, We deduct a daily mortality and expense risk charge from your assets in the Subaccounts. The charge is equal, on an annual basis, to 1.00% of the average daily net assets you have invested in the Subaccounts.

The mortality risk We assume is that Annuitants may live for a longer period of time than estimated. The mortality risk that We assume also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that We assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from the mortality and expense risk charge to pay the costs of distributing the Contracts.

Asset-Based Administrative Charge

We deduct a daily asset-based administrative charge from each Subaccount to help reimburse Us for Our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.15% of your average daily net assets in the Subaccounts. This charge is designed to help compensate Us for the cost of administering the Contracts and the Variable Account.

Partial Surrender Processing Fee

For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds to help reimburse Us for the administrative costs of processing partial surrenders.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through Our automatic asset reallocation and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to Us. However, We will deduct a surrender charge, if applicable, if you surrender your Contract or partially surrender Accumulation Value before the Annuity Commencement Date. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) We have held for less than nine years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire nine year period following each premium payment. The applicable

30	The American Family Variable Annuity Prospectus

percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:

Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment)

1	2	3	4	5	6	7	8	9	10+

Surrender Charge Percentage
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

In determining surrender charges, We will deem premium payments to be surrendered in the order in which they were received—that is, on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.

Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier.

When you request a partial surrender, you will be sent a check in the amount you requested, less applicable tax withholding and a partial surrender processing fee. If a surrender charge applies, your Accumulation Value will be reduced by the dollar amount We send you, plus the surrender charge, the partial surrender processing fee and any applicable premium tax charge. The deductions will be made pro rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Accumulation Value in each Subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

Each Contract year, after the first Contract year, you may withdraw a portion of your Accumulation Value without incurring a surrender charge. This amount is called the free withdrawal amount. The free withdrawal amount is an amount equal to 10% of total premium payments minus any prior partial surrenders.

We do not assess a surrender charge on proceeds applied to a settlement option with a fixed pay-out period of at least five years or on a settlement option with a life contingency. You may also withdraw, free of surrender charge, any premium payment that has been held by Us for more than nine years.

We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months.

Annual Contract Fee

At the end of each Contract year before the Annuity Commencement Date, We will deduct an annual contract fee of $30 from your Accumulation Value as partial reimbursement for Our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the Accumulation Value in each Subaccount and the Fixed Account bears to the total Accumulation Value. We will also deduct a pro rata portion of this charge on the Annuity Commencement Date, or the date you surrender the Contract. We guarantee this charge will not exceed $50.

We will not deduct this fee after income payments have begun. We also currently waive deduction of the charge for Contracts whose Accumulation Value is more than $20,000 on the date of assessment.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, We will deduct the cost of such taxes from the Accumulation Value of your Contract either:

from premium payments as We receive them,

from Accumulation Value upon surrender or partial surrender,

31

Fees and Charges (continued)

on the Annuity Commencement Date, or

upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any Federal, state or local taxes (other than premium taxes) that We incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

32	The American Family Variable Annuity Prospectus

The Payout Period

The Annuity Commencement Date

The Annuity Commencement Date is the day that the payout period begins under the settlement option you have selected. If you own a Contract that is not a qualified Contract, you must select the Annuity Commencement Date on which you will begin to receive income payments. The Annuity Commencement Date can be no earlier than the fifth Contract anniversary and can be no later than the Contract anniversary when the oldest Annuitant is age 95.

In the case of an IRA that satisfies Tax Code section 408, the Annuity Commencement Date generally must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Commencement Date for Roth IRAs can be no later than age 95.

Settlement Options

You may elect a Settlement Option if the amount to be applied is at least $5,000 or is sufficient to produce income payments of at least $1,200 annually. Smaller amounts may be applied to a Settlement Option only with Our consent.

You must choose a settlement option on or before the Annuity Commencement Date. The settlement option you select will affect the dollar amount of each income payment you receive. You may select or change your settlement option on or before the Annuity Commencement Date while the Annuitant is living by sending a written request signed by you and/or your Beneficiary, as appropriate, to Our Home Office. You may choose one of the settlement options described below or any other settlement option being offered by Us as of the Annuity Commencement Date. The settlement options We currently offer provide for fixed income payments.

Your Beneficiary may also choose a lump sum payment under a Retained Asset Account. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. We pay interest on proceeds held in the Retained Asset Account as required by state law. Any interest paid on proceeds in the Retained Asset Account is currently taxable. Depending upon the Issue Date of the Contract, the minimum rate of interest We would credit on Proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We would credit on amounts in the Fixed Account. For more information on the rate of interest We credit on Proceeds in the Retained Asset Account, please contact Us at 1-800-MYAMFAM (1-800-692-6326).

You may elect to receive income payments on a monthly, quarterly, semi-annual or annual basis depending upon the settlement option you choose. If you do not specify the frequency of payment, We will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to Our agreement) and will be based on the payment frequency you selected measured from the Annuity Commencement Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and settlement option you select.

If you do not select a settlement option by the Annuity Commencement Date, We will apply the Accumulation Value under the Fixed Period and Life settlement option, with a ten year guaranteed period of payments, as described below.

A Beneficiary may have the death benefit paid as an annuity under one of the settlement options.

Determining the Amount of Your Income Payment

On the Annuity Commencement Date, We will use the Surrender Value to calculate your income payments under the settlement option you select. The

33

The Payout Period (continued)

Surrender Value is your Accumulation Value minus any applicable surrender charges, annual contract fee, and premium tax charge.

For qualified Contracts, distributions must satisfy certain requirements specified in the Tax Code.

Fixed Income Payments

Fixed income payments are periodic payments that We make to the Owner. The amount of the fixed income payment is fixed and guaranteed by Us.

The amount of each payment depends on:

the form and duration of the settlement option you choose;

the age of the Annuitant;

the gender of the Annuitant (if applicable);

the amount of your Surrender Value on the Annuity Commencement Date; and

the applicable guaranteed annuity tables in the Contract.

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 3.5%. We may, in Our sole discretion, make income payments in an amount based on a higher interest rate.

Available Settlement Options:

Fixed Period. We will make equal periodic payments for a fixed period not less than five years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

Fixed Amount. We will make equal periodic payments of a definite amount. The amount of each payment must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

If your Contract is a Qualified Contract, the fixed amount and fixed period options may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Joint and Survivor Lifetime Income. We will make equal periodic payments to two payees for a guaranteed minimum of 10 years. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Installment Refund. Payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of the Proceeds or Death Benefit applied. If the payee dies before the guaranteed payments have been made, the remaining payment will be paid to the Beneficiary.

Lifetime—No Refund. Payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

34	The American Family Variable Annuity Prospectus

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Accumulation Value to the Fixed Account. The Fixed Account is part of Our General Account. We own the assets in the General Account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. To the extent that We are required to pay you amounts in addition to your Accumulation Value under any guarantees under the Contract, including the death benefit, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Contract. You should be aware that Our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.

We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account value will not share in the investment performance of Our General Account.

Our current practice is that each Contract year, We, in Our sole discretion, intend to establish a current interest rate that will be credited daily to amounts held in the Fixed Account for the duration of the Contract year. For each amount allocated or transferred to the Fixed Account, We apply the current interest rate to the end of the Contract year. At the end of the Contract year, We reserve the right to declare a new current interest rate on this amount and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

Fixed Account Transfers

General

A transfer charge of $25 will be imposed for the 13th and each subsequent request you make to transfer Accumulation Value from one or more Subaccounts to the Fixed Account (or to one or more Subaccounts) during a single Contract year before the Annuity Commencement Date.

Before the Annuity Commencement Date, you may make one transfer each Contract year from the Fixed Account to one or more of the Subaccounts.

Payment Deferral

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date We receive your written request at Our Home Office. During such deferral, We will continue to credit interest at the current guaranteed interest rate(s) for the Fixed Account.

35

Investment Performance of the Subaccounts

The Company periodically advertises performance of the Subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, We may disclose standard total return figures for the Subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, the annual contract fee and the surrender charge. These figures are based on the actual historical performance of the Subaccounts since their inception.

Second, We may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, We may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although We may not deduct the surrender charge in some cases. Such adjusted historic performance includes data that precedes the inception dates of the Subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, We may include in Our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

In advertising and sales literature (including illustrations), the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. (“Lipper”), CDA Investment Technologies (“CDA”), Variable Annuity Research Data Service (“VARDS”) and Morningstar, Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper’s and Morningstar’s rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Variable Account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of systematic investments and tax-deferred compounding on a Subaccount’s investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

36	The American Family Variable Annuity Prospectus

Voting Rights

We are the legal owner of the portfolio shares held in the Subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, We believe that current law requires Us to solicit you and other Contract Owners as to how We should vote the portfolio shares held in the Subaccounts. If We determine that We no longer are required to solicit your votes, We may vote the shares in Our own right.

When We solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the Subaccount invests. It may include fractional shares. Before the Annuity Commencement Date, you hold a voting interest in each Subaccount to which the Accumulation Value is allocated.

If We do not receive timely voting instructions for portfolio shares, We will vote those shares in proportion to the voting instructions We receive. Proportional voting may result in a small number of policy owners determining the outcome of a vote. Instructions We receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how We determine the number of your votes, see the SAI.

Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions.

37

Federal Tax Matters

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

We believe that Our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Additional Contract Provisions—Tax Status of the Contracts.”

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of postponing tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Accumulation Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s Accumulation Value generally will be treated as a distribution.) Generally, withdrawals from your annuity should only be made once the Owner reaches age 59 1/2, dies or is disabled; otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person

If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals

When a withdrawal (including systematic Payments) from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner’s investment in the contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals

In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

made on or after the taxpayer reaches age 59 1/2;

made on or after the death of an Owner;

attributable to the taxpayer’s becoming disabled; or

made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Income Payments

Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary

38	The American Family Variable Annuity Prospectus

income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a settlement option, they are taxed in the same way as income payments.

Transfers, Assignments or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of certain Annuitants, the selection of certain Annuity Commencement Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

Withholding

Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts

All non-qualified deferred annuity contracts that are issued by Us (or affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information

We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Additional Contract Provisions—Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of a specified annual amount or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

SIMPLE IRAs permit certain eligible small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a specified annual amount. The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees.

39

Federal Tax Matters (continued)

Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Other Tax Issues

Qualified Contracts generally have minimum distribution rules that govern the timing and amount of distributions. Roth IRAs do not require distributions before death. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

For 2012, the Federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the Federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

40	The American Family Variable Annuity Prospectus

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.

Federal Defense of Marriage Act

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore, spousal continuation provisions in this Contract will not be available to such partners or same-sex marriage spouses. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Our Income Taxes

At the present time, We make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that We incur that may be attributable to the investment divisions (that is, the Subaccounts) of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that We determine is attributable to the investment divisions of the Variable Account or the Contracts.

To the extent permitted by Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

41

Other Information

Payments We Make

We usually pay the amounts of any surrender, partial surrender, or death benefit within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:

the New York Stock Exchange is closed, other than for customary weekends and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If, under SEC rules, the Fidelity VIP Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or death benefit from the Fidelity VIP Money Market Portfolio Subaccount until the Portfolio is liquidated.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more as required by state law.

If you have submitted a check or draft to Our Administrative Service Center, We have the right to defer payment of surrenders, partial surrenders, the death benefit, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, We may be required to block an Owner’s account and thereby refuse to pay any requests for transfers, partial surrenders, surrenders or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Modifying the Contract

Any modification or waiver of Our rights or requirements under the Contract must be in writing and signed by Our President, one of Our Vice Presidents, Our Secretary or Our Assistant Secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Contract.

Upon notice to you, We may modify the Contract:

to conform the Contract, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, Our Company, or the Variable Account is subject;

to assure continued qualification of the Contract under the Code or other Federal or state laws relating to retirement annuities or variable annuity contracts;

to reflect a change in the Variable Account’s operation; or

provide additional investment options.

If We modify the Contract, We will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, We reserve the right to amend the provision to conform with these laws.

Distribution of the Contracts

We ceased offering the Contracts to new purchasers in 2009. You may, however, continue to make payments to fund your Contract pursuant to its terms.

We have entered into a distribution agreement with our affiliate, American Family Securities, LLC (the “Distributor”), for the distribution, sale and servicing of the Contracts. Pursuant to this agreement, the Distributor serves as principal underwriter for the Contracts, and distributes and services the Contracts through its registered representatives. We pay commissions to the Distributor for sales and servicing of the Contracts by its registered representatives. The Fidelity Variable Insurance Products Fund makes payments to the Distributor under their distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares. These payments equal

42	The American Family Variable Annuity Prospectus

on an annual basis 0.30% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the Subaccounts you select. The Distributor’s registered representatives receive no benefit from recommending one Subaccount over another.

The maximum commission payable for Contract sales, including any additional payments you make, is 3.75% of premium payments. The entire amount of the sales commission is passed through the Distributor to the registered representative who sold the Contract and to his or her manager. We pay the Distributor’s operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor’s management team, advertising expenses, and all other expenses of distributing the Contracts.

We will pay newly-hired registered representatives who have not yet established a client base an amount exceeding their earned commissions for a 4-year period of time. The amount is based on the registered representatives’ particular circumstances. After the end of the 4-year period, registered representatives are required to repay a specified per-centage of the total amount they receive. Registered representatives whose association with us terminates prior to the end of the 4-year period are not required to repay any portion of the amount initially advanced to the registered representative, but such amounts may be offset against monies due the registered representative from Us.

Because registered representatives of the Distributor are also Our agents, some of them are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that We offer, such as conferences, trips, prizes, awards, occasional tickets to sporting events, the theatre, or similar types of entertainment. In addition, the Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts, including any additional payments you make, may help registered representatives and/or their managers qualify for such benefits. The Distributor’s registered representatives and managers may receive other payments from Us for the recruitment and training of personnel, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

Legal Proceedings

Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Contract.

Reports to Owners

We will mail a report to you at least annually at your last known address of record. The report will state the Accumulation Value (including the Accumulation Value in each Subaccount and the Fixed Account), the Surrender Value, any activity since the last report (e.g., premium payments, partial surrenders and interest credited to the Fixed Account) and any further information required by any applicable law or regulation.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to Us at Our Home Office.

Financial Statements

The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the “SAI”). Our financial

43

Other Information (continued)

statements should be distinguished from the Variable Account’s financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Home Office.

44	The American Family Variable Annuity Prospectus

Statement of Additional Information

The SAI contains additional information about the Contract and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on the front cover or by calling 1-800-MYAMFAM (1-800-692-6326). The following is the Table of Contents for the SAI.

45

Appendix A - Condensed Financial Information

The Variable Account commenced operations on May 10, 2001. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.1

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period

Fidelity VIP Equity-Income Portfolio
2002	9.38	7.68	158,401.48
2003	7.68	9.87	337,348.40
2004	9.87	10.86	579,566.51
2005	10.86	11.33	874,172.00
2006	11.33	13.44	1,204,437.41
2007	13.44	13.45	1,552,347.98
2008	13.45	7.61	1,873,235.16
2009	7.61	9.77	1,939,105.38
2010	9.77	11.10	1,829,651.59
2011	11.10	11.04	1,673,779.69

Fidelity VIP Contrafund® Portfolio
2002	9.55	8.54	65,283.21
2003	8.54	10.82	132,396.60
2004	10.82	12.32	285,287.04
2005	12.32	14.21	424,553.09
2006	14.21	15.65	529,348.96
2007	15.65	18.15	531,499.45
2008	18.15	10.28	499,836.29
2009	10.28	13.77	465,405.83
2010	13.77	15.92	430,367.60
2011	15.92	15.30	371,576.30

Fidelity VIP Growth and Income Portfolio
2002	9.42	7.74	130,151.16
2003	7.74	9.45	293,655.74
2004	9.45	9.85	782,936.37
2005	9.85	10.46	1,352,072.33
2006	10.46	11.67	1,875,704.75
2007	11.67	12.91	2,353,585.32
2008	12.91	7.42	2,639,530.46
2009	7.42	9.31	2,750,295.85
2010	9.31	10.55	2,604,813.14
2011	10.55	10.57	2,445,612.88
Fidelity VIP Money Market Portfolio
2003	10.00	9.99	138,504.71
2004	9.99	9.99	359,457.31
2005	9.99	10.18	529,711.13
2006	10.18	10.56	701,738.11
2007	10.56	10.98	818,981.58
2008	10.98	11.18	1,093,214.84
2009	11.18	11.13	1,036,560.09
2010	11.13	11.03	1,063,604.89
2011	11.03	10.92	1,031,043.76

A-1	The American Family Variable Annuity Prospectus

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period

Fidelity VIP Mid Cap Portfolio
2004	10.00	12.15	402,527.14
2005	12.15	14.21	469,818.19
2006	14.21	15.83	556,031.83
2007	15.83	18.10	574,444.33
2008	18.10	10.83	578,566.28
2009	10.83	15.00	595,194.67
2010	15.00	19.11	523,737.07
2011	19.11	16.89	455,964.76

Fidelity VIP Investment Grade Bond Portfolio
2008	10.00	9.53	3,123,731.97
2009	9.53	10.90	2,870,648.97
2010	10.90	11.61	2,816,129.90
2011	11.61	12.30	2,775,569.33

Vanguard VIF Capital Growth Portfolio
2011	9.98	9.03	2,400,648.89

Vanguard VIF International Portfolio
2008	10.00	5.55	3,617,801.74
2009	5.55	7.84	3,480,363.10
2010	7.84	8.97	3,192,196.61
2011	8.97	7.67	3,014,990.98

Vanguard VIF Small Company Growth Portfolio
2004	10.00	11.09	82,453.45
2005	11.09	11.65	181,661.58
2006	11.65	12.69	259,635.90
2007	12.69	13.02	330,344.37
2008	13.02	7.79	370,226.88
2009	7.79	10.74	413,855.11
2010	10.74	13.99	367,010.23
2011	13.99	14.02	308,793.04

[1]	The Fidelity VIP Money Market Subaccount commenced operations on July 1, 2003. The Fidelity VIP Mid Cap Subaccount and the Vanguard VIF Small Company Growth Subaccount commenced operations on June 1, 2004. The Vanguard VIF International Subaccount and the Fidelity Investment Grade Bond Subaccount commenced operations on May 1, 2008. The Vanguard VIF Capital Growth Fund commenced operations on May 1, 2011. The Fidelity VIP Growth Portfolio terminated on July 18, 2011.

A-2

To learn more about the Contract, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI and to request other information about the Contract, please call or write to Us at American Family Life Insurance Company, Variable Product Services, 6000 American Parkway, Madison, WI 53783-0001, 1-800-MY AMFAM (1-800-692-6326).

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Contract. Information about Us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Investment Company Act of 1940 Registration File No. 811-10121

Contract Identifier C000018178

American Family Life Insurance Company

Home Office – Madison, WI 53783

The American Family Variable Annuity is issued by American Family Life Insurance Company and distributed by American Family Securities, LLC

6000 American Parkway, Madison, WI 53783

1-800-MY AMFAM (1-800-692-6326)

© 2012

Policy Form L-A10 VA

ADL-18881 – Rev. 5/12

Statement of Additional Information

for the

American Family Variable Annuity Contract

Flexible Premium Variable Annuity Contract

Issued Through

American Family Variable Account II

Offered by

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

1-800-MYAMFAM

(1-800-692-6326)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the American Family Variable Annuity Contract offered by American Family Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2012 by calling 1-800-MYAMFAM (1-800-692-6326) or by writing to Our Home Office at the above address.

This Statement of Additional Information incorporates terms used in the current Prospectus for the Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Funds.

The date of this Statement of Additional Information is May 1, 2012.

2

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed Application attached at issue, any attached amendments and supplements to the Application, and any attached riders and endorsements. In the absence of fraud, We consider all statements in the Application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached Application or in an amendment or supplement to the Application attached to the Contract.

Assignment

The rights of the Owner and any Beneficiary are subject to the rights of any assignee of this Contract unless the Beneficiary was effectively designated as an irrevocable Beneficiary before the assignment. No assignment is binding on Us until the original or a copy of it is filed at Our Home Office and accepted by Us. We are not responsible for the validity of any assignment or its legal effect.

Incontestability

We will not contest the Contract after the issue date.

Incorrect Age or Gender

If the age or gender (if applicable) of the Annuitant has been stated incorrectly, then We will determine the Annuity Commencement Date and the amount of the income payments by using the correct age and gender. After the Annuity Commencement Date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

Nonparticipation

The Contract does not participate in Our surplus earnings or profits. We will not pay dividends on this Contract.

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each Subaccount of the Variable Account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the Portfolio in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, We believe that the Owner of a Contract should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

3

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the Subaccounts, including yields, standard annual total returns, and non-standard measures of performance of the Subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical Subaccount.

These charges and deductions include the per unit charges for the annual contract fee, the mortality and expense risk charge and the asset-based administrative charge. For purposes of calculating current yields for a Contract, We use an average per unit annual contract fee based on the $30 annual contract fee.

4

We calculate the current yield by the following formula:

Current Yield = ((NCS/UV) X (365/7)) - ES

Where:

NCS	=	The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

ES	=	Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

UV	=	The unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one and the per unit charges from the result.

Effective Yield	=	(1 + (NCS/UV))365/7 - 1 - ES

Where:

NCS	=	The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

ES	=	Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

UV	=	The unit value for the first day of the seven-day period.

The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.

Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income that the Subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

We compute the annualized 30-day yield by:

•

dividing the net investment income of the portfolio attributable to the Subaccount units, less Subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

5

•	multiplying the result by the daily average number of units outstanding for the period;

•	compounding that yield for a 6-month period; and

•	multiplying the result by 2.

Expenses of the Subaccount include the annual contract fee, the asset-based administrative charge and the mortality and expense risk charge. The yield calculation assumes that We deduct the annual contract fee at the end of each Contract year. For purposes of calculating the 30-day or one-month yield, We divide an average annual contract fee collected by the average Accumulation Value in the Subaccount to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield	=	2 X ((((NI - ES)/(U X UV)) + 1)[6] - 1)

Where:

NI	=	Net income of the portfolio for the 30-day or one-month period attributable to the Subaccount’s units.

ES	=	Charges deducted from the Subaccount for the 30-day or one-month period.

U	=	The average number of units outstanding.

UV	=	The unit value at the close of the last day in the 30-day or one-month period.

The yield for the Subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Subaccount’s actual yield.

Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using Subaccount unit values that We calculate on each Business Day based on the performance of the Subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee. The

6

calculation assumes that We deduct an annual contract fee of $30.00 at the end of each Contract year. For purposes of calculating average annual total return, We use an average per-dollar per-day annual contract fee attributable to the hypothetical Subaccount for the period. The calculation also assumes total surrender of the Contract at the end of the period for the return quotation and will take into account the surrender charge applicable to the Contract that We assess on surrenders of Accumulation Value.

We calculate the standard total return by the following formula:

TR	=	((ERV/P)/1N) - 1

Where:

TR	=	The average annual total return net of Subaccount recurring charges.

ERV	=	The ending redeemable value (minus any applicable surrender charge) of the hypothetical Subaccount at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the Subaccounts that do not reflect any surrender charges. We calculate such non-standard total returns in exactly the same way as the average annual total returns described above, except that We replace the ending redeemable value of the hypothetical Subaccount for the period with an ending value for the period that does not take into account any surrender charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

CTR	=	(ERV/P) - 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if We disclose the standard performance data for the required periods.

7

Effect of the Annual Contract Fee on Performance Data

The Contract provides for the deduction of a $30.00 annual contract fee at the end of each Contract year from the Fixed Account and the Subaccounts. We will waive this charge if your Accumulation Value is more than $20,000 on the date the charge is assessed. We base it on the proportion that the value of each such account bears to the total Accumulation Value. For purposes of reflecting the annual contract fee in yield and total return quotations, We convert the annual contract fee into a per-dollar per-day charge based on the average Accumulation Value in the Subaccount for all Contracts on the last day of the period for which quotations are provided. Then, We adjust the per-dollar per-day average charge to reflect the basis upon which We calculate the particular quotation.

Historic Performance Data

General Limitations

The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data.

Time Periods Before the Date the Variable Account Commenced Operations

The Variable Account may disclose non-standardized total return for time periods before the Variable Account commenced operations. Such performance data would be based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the Subaccounts under the Contract.

Addition, Deletion or Substitution of Investments

In the event of any substitution or change, We may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If We consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of Our variable accounts, or the assets may be transferred to another variable account. In addition, We may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

The funds currently sell shares to registered separate accounts of insurance companies other than Us to support other variable annuity contracts and variable life insurance contracts. In addition, Our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies.

8

In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if We believe that the response of the funds to any such conflict does not sufficiently protect you, then We will take Our own appropriate action, including withdrawing the Variable Account’s investment in such funds, as appropriate.

Voting Rights

We determine the number of votes you may cast by dividing your Accumulation Value in a Subaccount by the net asset value per share of the portfolio in which that Subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Safekeeping of Variable Account Assets

We hold the Variable Account’s assets physically segregated and apart from the General Account. We maintain records of all purchases and sales of portfolio shares by each of the Subaccounts. A Fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering Our officers and employees has been issued by Travelers Casualty and Surety Company of America.

Distribution of the Contracts

We ceased offering the contract to new purchasers in 2009.

The Distributor serves as principal underwriter for the Contracts. The Distributor is located at 6000 American Parkway, Madison, WI 53783-0001. The Distributor was organized under the laws of Wisconsin on July 13, 2000, as a limited liability company whose sole member is American Family Mutual Insurance Company, our parent. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). The Distributor is not a member of the Securities Investor Protection Corporation. Registered representatives are appointed as Our insurance agents.

More information about the Distributor and its registered persons is available at http://www.finra.org or by calling the FINRA BrokerCheck Hotline at 1-800-289-9999. You can also obtain an investor brochure from FINRA Regulation describing its Public Disclosure Program.

The Distributor received sales compensation with respect to the Contracts in the following amounts during the period indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to the Distributor*	Aggregate Amount of Commissions Retained by the Distributor After Payments to its Registered Representatives
2011	$167,999	None
2010	$213,889	None
2009	$413,413	None

*	Includes sales compensation paid to registered representatives of the Distributor.

The Distributor passes through commissions it receives to registered representatives who sold the Contracts, and to the managers of those registered representatives, and does not retain any portion of it in return for its services as distributor for the Contracts. However, American Family pays the following sales expenses: deferred compensation and insurance benefits of registered persons, advertising expenses, and all other expenses of distributing the Contracts. American Family also pays for the Distributor’s operating and other expenses.

9

Legal Matters

David C. Holman, Chief Legal Officer, American Family Life Insurance Company, has passed upon all matters relating to Wisconsin law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

Experts

The Financial Statements of American Family Life Insurance Company and Variable Account II included in this SAI, which is a part of the Registration Statement, have been included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

This SAI contains the audited Statements of Assets and Liabilities and Policy Owners’ Equity of the Variable Account as of December 31, 2011 and the related Statements of Operations and Statements of Changes in Policy Owners’ Equity for the years or periods indicated. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.

Our Balance Sheets as of December 31, 2011 and 2010 and Our related Statements of Income, Statements of Changes in Stockholder’s Equity, and Statements of Cash Flows for each of the three years in the period ended December 31, 2011, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

10

American Family Life Insurance Company

Financial Statements

December 31, 2011, 2010, and 2009

American Family Life Insurance Company

Contents

December 31, 2011, 2010, and 2009

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

American Family Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of American Family Life Insurance Company (herein referred to as the “Company”) at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

February 22, 2012

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

American Family Life Insurance Company

Balance Sheets

December 31, 2011 and 2010

(in thousands of dollars, except share amounts)
	2011	2010

Assets
Cash and investments
Bonds, available-for-sale	$3,806,169	$3,548,653
Common stocks, available-for-sale	1,063	94,939
Mortgage loans on real estate	364,486	334,410
Policy loans	238,727	236,247
Cash and cash equivalents	124,211	41,729
Other invested assets	1,786	1,604

Total cash and investments	4,536,442	4,257,582

Investment income receivable	37,764	38,365
Reinsurance recoverable	137,300	129,057
Accounts receivable — affiliates	1,596	5,761
Deferred policy acquisition costs	469,091	488,630
Income tax recoverable	8,582	8,232
Other assets	7,588	8,147
Separate account assets	254,228	269,894

Total assets	$5,452,591	$5,205,668

Liabilities
Liabilities for life, A&H, and deposit contracts	$3,744,837	$3,625,766
Policy and contract claims	20,362	16,333
Policyholders’ dividends payable	19,009	20,088
Accrued expenses	44,149	43,941
Net deferred tax liabilities	71,989	37,080
Other liabilities	41,129	38,235
Separate account liabilities	254,228	269,894

Total liabilities	4,195,703	4,051,337

Stockholder’s Equity
Common stock ($250 par value; 10,000 shares authorized, issued and outstanding) and additional paid-in capital	3,545	3,540
Retained earnings	1,131,962	1,062,963
Accumulated other comprehensive income (loss)	121,381	87,828

Total stockholder’s equity	1,256,888	1,154,331

Total liabilities and stockholder’s equity	$5,452,591	$5,205,668

The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company

Statements of Income

Years Ended December 31, 2011, 2010, and 2009

(in thousands of dollars)	2011	2010	2009

Revenues
Premiums, fees and annuity considerations	$331,513	$330,854	$324,199
Net investment income	209,591	213,801	209,699
Net impairment losses recognized in earnings	(1,793)	(9,080)	(5,710)
Other realized capital gain (loss)	10,548	19,433	19,832
Other	3,844	3,621	3,795

Total revenues	553,703	558,629	551,815

Benefits and expenses
Policy and contract claims and other benefits	177,811	174,613	169,413
Change in future policy benefits	115,735	111,905	115,595
Dividends to policyholders	37,561	39,945	41,211
Deposit contract interest	15,706	16,329	16,665
Commissions	16,271	18,553	19,917
Salaries and other expenses	89,469	82,937	88,773
Change in deferred policy acquisition costs	(5,147)	1,560	(5,266)

Total benefits and expenses	447,406	445,842	446,308

Income (loss) before income taxes	106,297	112,787	105,507

Income taxes
Current	21,093	14,896	23,284
Deferred	16,205	22,177	11,972

Total income tax expense (benefit)	37,298	37,073	35,256

Net income (loss)	$68,999	$75,714	$70,251

The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company

Statements of Changes in Stockholder’s Equity

Years Ended December 31, 2011, 2010, and 2009

(in thousands of dollars)	2011			2010			2009
Common stock and additional paid-in capital
Balance at beginning of year			$3,540			$3,500			$3,500
Change in paid in capital	$5		5	$40		40		—	—

Balance end of year			3,545			3,540			3,500

Retained earnings
Balance at beginning of year			1,062,963			987,249			901,171
OTTI cumulative effect adjustment		$—			$—			$24,349
Tax effect of OTTI adjustment		—	—		—	—		(8,522)	15,827

Restated balance			1,062,963			987,249			916,998

Net income (loss)	68,999		68,999	75,714		75,714	70,251		70,251

Balance at end of year			1,131,962			1,062,963			987,249

Accumulated other comprehensive income (loss)
Balance at beginning of year			87,828			44,908			(16,829)
OTTI cumulative effect adjustment		—			—			(24,349)
Tax effect of OTTI adjustment		—	—		—	—		8,522	(15,827)

Restated balance			87,828			44,908			(32,656)

Changes in unrealized gains (losses) on securities (net of tax of $23,286, $22,956, and $43,710, and deferred policy acquisition cost adjustments of $24,687, $38,832, and $70,849 in 2011 2010, and 2009, respectively)	42,063		42,063	41,608		41,608	79,698		79,698
Less reclassification adjustment for gains (losses) included in net income (loss) (net of tax of $4,582, ($706), and $1,149, in 2011, 2010, and 2009, respectively)	8,510		8,510	(1,312)		(1,312)	2,134		2,134

Balance at end of year			121,381			87,828			44,908

Comprehensive income (loss)	$102,557			$118,674			$147,815

Total stockholder’s equity			$1,256,888			$1,154,331			$1,035,657

The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company

Statements of Cash Flows

Years Ended December 31, 2011, 2010, and 2009

(in thousands of dollars)	2011	2010	2009

Cash flows from operating activities
Net income (loss)	$68,999	$75,714	$70,251
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Insurance liabilities	102,596	141,870	89,306
Interest credited to insurance and deposit liabilities	45,449	45,849	45,426
Fees charged on insurance and deposit liabilities	(34,929)	(34,095)	(34,167)
Amortization included in investment income	713	(3,610)	(6,007)
Deferred policy acquisition costs	(5,147)	1,560	(5,266)
Net impairment losses recognized on investments	1,793	9,080	5,710
Realized (gains) losses on sales of investments	(10,548)	(19,433)	(19,832)
Other changes in operating assets and liabilities	20,668	20,483	(19,919)

Net cash provided by operating activities	189,594	237,418	125,502

Cash flows from investing activities
Proceeds from sales, maturities or calls of bonds	598,665	426,803	695,119
Purchases of bonds	(767,133)	(772,192)	(785,179)
Proceeds from sales of stocks	102,269	44,173	128,653
Purchases of stocks	(12,437)	(47,588)	(130,749)
Proceeds from sales of other investments	34,421	35,047	16,881
Purchases of other investments	(66,372)	(19,723)	(13,673)
Net change in policy loans	(2,480)	(6,466)	(9,413)

Net cash (used in) investing activites	(113,067)	(339,946)	(98,361)

Cash flows from financing activities
Deposits to investments and universal life type contracts	94,684	100,925	97,987
Withdrawals from investments and universal life type contracts	(88,729)	(90,114)	(88,767)

Net cash provided by financing activities	5,955	10,811	9,220

Net change in cash and cash equivalents	82,482	(91,717)	36,361

Cash and cash equivalents
Beginning of year	41,729	133,446	97,085

End of year	$124,211	$41,729	$133,446

The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

1.	Nature of Operations and Significant Accounting Policies

American Family Life Insurance Company (herein referred to as AFLIC or the “Company”) is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company (AFMIC). The Company operates in the life insurance industry, marketing whole life, term life, universal life, deferred annuity, and fixed annuity products to provide financial protection for qualified individuals, families and business enterprises. It sells these products through a multi-line, exclusive agency force in nineteen states. The Company also writes a small amount of group life insurance and structured settlement business primarily as a service to its affiliates. The Company ceased selling new variable universal life and variable annuities in 2009.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The significant accounting policies used in the preparation of these statements include:

a.	Cash and Investments

The Company may dispose of bonds prior to their scheduled maturity due to changes in market interest rates, tax and credit considerations, liquidity or regulatory capital requirements, or other similar factors. As a result, the Company considers all of its bonds and common stocks as available-for-sale. Available-for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred taxes, reported as a component of accumulated other comprehensive income until realized. If there is a decline in an investment’s net realizable value that is other-than-temporary, the decline is recorded as a realized loss and the cost of the investment is reduced to its estimated fair value or present value of expected future cash flows.

Prepayment assumptions for mortgage-backed and asset-backed securities are obtained from external sources when the securities are purchased. These allow the Company to recognize income using a constant effective yield based on those prepayment assumptions and the economic life of the securities. Updated prepayment assumptions are obtained on a monthly basis, and the effective yield is recalculated to reflect actual payments received and expected future payments.

Cash and cash equivalents represent cash and securities that have maturities of three months or less at purchase and consist primarily of money market mutual funds carried at cost, which approximates fair value. Mortgage loans on real estate are carried at their aggregate unpaid principal balances, net of a valuation allowance for estimated uncollectible amounts. Policy loans are reported at their outstanding principal balance and are limited to the cash value of the policy.

Investment income is recorded when earned. Dividend income is recorded on the ex-dividend date. Realized gains and losses on sales of investments are determined on the specific identification basis and are recorded in the accompanying statements of income.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

b.	Fair Value Measurements

Financial assets and financial liabilities recorded on the balance sheet at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2	Financial assets and financial liabilities whose values are based on the following: Quoted prices for similar assets or liabilities in active markets; Quoted prices for identical or similar assets or liabilities in non-active markets; or Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

c.	Deferred Policy Acquisition Costs (“DAC”)

Costs which vary with, and are primarily related to, the acquisition of business are deferred to the extent that such costs are deemed recoverable. These costs include, but are not limited to, commissions, certain costs of policy issuance and underwriting, and certain agency expenses. For traditional term life insurance contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue, using the same assumptions that are used in calculating the insurance liabilities. For traditional whole life insurance contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets. For deposit contracts without significant mortality risk (investment-type contracts) and for contracts that permit the Company or insured to make changes in the contract terms (universal life-type insurance contracts), deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy or the expected earnings rate, depending on the type of policy.

The Company regularly evaluates the recoverability of the unamortized balance of DAC. For traditional term life insurance contracts, the unamortized asset balance is reduced by a charge to income only when the estimated remaining gross premium reserve exceeds the GAAP reserves reduced by unamortized DAC. For traditional whole life insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross margins. For universal life-type and investment-type insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value of expected gross profits.

DAC is also adjusted when bonds are recorded at fair value for traditional whole life, universal life-type and investment-type insurance contracts. This adjustment which is recorded as part of the net appreciation (depreciation) of securities in Accumulated Other Comprehensive Income, reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.

d.	Liabilities for Life and Deposit-Type Contracts

Benefit payments to policyholders and beneficiaries include death, surrender, and disability benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type contracts and excluded from benefits in the statement of income. Benefit payments are reported net of ceded reinsurance recoveries.

For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance. Reserves for annuities in payout status are calculated as the present value of future benefits using contract interest rates and either the 1971, 1983 or 2000 Immediate Annuity Mortality table.

For traditional whole life insurance contracts, reserves are calculated based on the net level policy benefit reserve. Interest assumptions are consistent with the policy dividend formula and mortality assumptions and are based on the 1958, 1980 or 2001 CSO table. Interest rates on current issues are between 4.0% and 4.5% in both 2011 and 2010. Interest rates on all other issues are between 2.5% and 5.0% in both 2011 and 2010.

For traditional term insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and dividends. These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process. Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition. In addition, an allowance is made for possible unfavorable deviations from selected assumptions.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

Reserves by type of contract at December 31 are as follows:

(in thousands of dollars)	2011		2010
Deposit-type liabilities
Universal life	$489,061	13.1%	$487,457	13.3%
Deferred annuities	234,012	6.2	226,887	6.3
Dividend accumulations	234,148	6.3	230,980	6.4
Structured settlements	70,413	1.9	73,111	2.0
Variable universal life	8,536	0.2	6,226	0.2
Variable annuities	10,072	0.3	9,232	0.3
Supplemental contracts without life contingencies, retained assets and premium deposits	60,459	1.6	56,266	1.6
Accident & health liabilities
Long-term care	59,968	1.6	51,659	1.4
Insurance-type liabilities
Traditional whole life	2,152,777	57.4	2,083,866	57.4
Traditional term life	378,442	10.1	355,043	9.8
Payout annuities	40,055	1.1	38,543	1.1
Other insurance reserves	6,894	0.2	6,496	0.2

Total liabilities for life, A&H, and deposit contracts	$3,744,837	100.0%	$3,625,766	100.0%

e.	Policyholders’ Dividends Payable

Approximately 97.7% of the Company’s life contracts are considered participating policies. The Company accounts for its policyholder dividends based upon dividend scales approved by the Board of Directors. The amount of dividends to be paid is determined annually. Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statement of income, and are included as premiums received or benefit payments in the statement of cash flows. The Company’s annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year. The portion of the Company earnings allocated as dividends is included in policyholders’ dividends payable.

f.	Federal Income Taxes

The Company files a consolidated federal income tax return with AFMIC and its affiliates and is subject to a tax allocation agreement under which each member’s tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group. Deferred taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates. The effect on deferred taxes of a change in tax rates is recognized in income in the period of enactment. Deferred tax assets (DTAs) are valued based upon the expectation of future realization on a “more likely than not” basis. A valuation allowance is established for that portion of DTAs which cannot meet this realization standard. Based on all available evidence, a valuation allowance is not needed as of December 31, 2011 and 2010.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

g.	Premium Income, Annuity Considerations and Expense Recognition

Term life and whole life insurance premiums are generally recognized as premium income when received. Revenue from immediate annuities and supplemental contracts with life contingencies is recognized at the time of issue. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC. Premium income is recorded net of premiums ceded to reinsurers. Commissions and other expenses are recorded net of allowances received from reinsurers.

For investment-type and universal life-type insurance contracts, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense. Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties. Expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

h.	Intercompany Expense Allocation

The Company shares certain administrative, occupancy, marketing and tax expenses with AFMIC and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Allocated expenses amounted to approximately $112,423,000, $103,749,000, and $137,255,000 for 2011, 2010, and 2009, respectively.

i.	Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. The liabilities for life policies and deposit contracts are shown gross of reserve credits, which have been classified as reinsurance recoverables in the balance sheet. Reinsurance premiums ceded were $54,538,000 $111,858,000, and $53,119,000 in 2011, 2010, and 2009, respectively. The increase in reinsurance premiums ceded in 2010 was primarily attributable to the transaction involving the long-term care business, described below. Reinsurance commissions and expense allowances were $19,844,000, $18,679,000, and $21,759,000 in 2011, 2010, and 2009, respectively. Life and Accident and Health insurance benefits on ceded claims were $22,686,000, $22,820,000, and $19,100,000 in 2011, 2010, and 2009, respectively. Approximately 43% and 24% of ceded reinsurance is ceded to Security Life of Denver and Generali USA Life Reassurance Company, respectively, for 2011.

Effective July 1, 2010, AFMIC ceded 100% of its long-term care business to AFLIC pursuant to a quota share reinsurance agreement. Concurrently, AFLIC ceded 100% of the long-term care business to Ability Insurance Company, a nonaffiliated company, pursuant to a modified coinsurance agreement. Pursuant to the modified coinsurance agreement, AFLIC transferred all of the net policy liabilities on the reinsured policies related to its long-term care business to Ability Insurance Company, and Ability Insurance Company indemnified AFLIC for the same amount. High-quality, fixed income securities and an immaterial amount of cash with an amortized cost basis of $62,887,000 as of the effective date of the agreement were transferred to a trust maintained by AFLIC to support the reserves. As of December 31, 2011 and 2010, the assets in the trust — which the Company carries on its balance sheet as bonds or cash and cash equivalents, as applicable — had a fair value of $79,318,000 and $65,292,000, respectively. An Investment Management Agreement entered into by AFLIC and Ability

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

Insurance Company dictates how the assets are invested. The Company held reserves of $59,969,000 and $51,659,000 and a payable to Ability Insurance Company in Other Liabilities of $21,399,000 and $13,429,000 as of December 31, 2011 and 2010, respectively. The payable represents assets held by the Company and investment earnings on those assets that are in excess of the reserves carried and are ultimately due to Ability Insurance Company. The bonds continue to be accounted for as available-for-sale securities, with unrealized gains and losses, net of applicable deferred taxes, reported as a component of accumulated other comprehensive income until realized. A corresponding adjustment to the payable to Ability Insurance Company is adjusted to its current value through the statement of income to reflect that valuation changes on assets held in the trust are attributable to Ability Insurance Company. As a result, the transactions did not have an impact on the reported net equity of AFLIC as of December 31, 2011 and 2010, and the impact on net income for the periods then ended was not material.

j.	Statements of Cash Flows

The Company paid income taxes of $21,444,000, $15,860,000, and $26,986,000 in 2011, 2010, and 2009, respectively. Cash paid (received) for interest was $(270,000), $0 and $150,000 in 2011, 2010 and 2009, respectively.

k.	Separate Accounts

Separate account assets include segregated funds invested as designated by variable universal life insurance and variable annuity policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II (the “Variable Accounts”). The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company’s net income.

I.	Adoption of New Accounting Guidance

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

In July 2010, the FASB issued guidance requiring expanded disclosures relating to the credit quality of financing receivables and the related allowances for credit losses. The new guidance requires a greater level of disaggregated information, as well as additional disclosures about credit quality indicators, past due information and modifications of its financing receivables. The Company adopted this new guidance for its mortgage loan portfolio starting with its reporting period that ended on December 31, 2011. The new guidance impacts disclosures only and, therefore, the adoption had no impact on the Company’s results of operations or financial position. Refer to Note 2(e) for the required disclosures.

m.	Future Adoption of New Accounting Guidance

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued guidance modifying the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. The guidance specifies that incremental direct costs of contract acquisition attributable to successful efforts should be included as deferred acquisition costs. The guidance also specifies that deferred acquisition costs include advertising costs only when the direct-response advertising accounting criteria are met. The Company will adopt this guidance on January 1, 2012, on a retrospective basis. The Company estimates that adopting this new accounting guidance will reduce its DAC asset by approximately $160,000,000, which will reduce equity by $105,000,000 after tax. Adoption of this new guidance will have no impact on cash flows.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

Presentation of Comprehensive Income

In June 2011, the FASB issued guidance eliminating one of the three existing alternatives for presenting other comprehensive income and its components in the financial statements. The two remaining alternatives are to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance would require the Company to change its current practice of presenting the components of other comprehensive income as part of its Statements of Changes in Stockholder’s Equity to one of the two remaining alternatives described in the guidance. The new guidance is effective for nonpublic entities for fiscal years ending after December 15, 2012. The new guidance impacts financial statement presentation only and, therefore, the adoption will have no impact on the Company’s results of operations or financial position.

Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs

In May 2011, the FASB issued guidance to ensure that fair value has the same meaning in US GAAP and in IFRSs and that their respective fair value measurement and disclosure requirements are the same (except for minor differences in wording and style). The new guidance expands certain disclosure requirements, and clarifies the definition of fair value in certain respects, but does not require any new fair value measurements. The new guidance is effective for nonpublic entities for annual periods beginning after December 15, 2011. The Company expects that adoption of this new guidance will not impact the Company’s results of operations or financial position.

n.	Reclassifications

Certain reclassifications may have been made in the accompanying financial statements to allow for consistent financial reporting.

o.	Subsequent Events

The Company has evaluated events subsequent to December 31, 2011 through February 22, 2012, the date these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2011 that require disclosure or adjustment to the financial statements at that date or for the period then ended.

2.	Financial Instruments

a.	Fair Value of Financial Instruments

The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices in active markets that are readily and regularly available. Generally, these are the most liquid of the Company’s holdings and valuation of these securities does not involve management judgment. Matrix pricing and other similar techniques are other examples of the market approach.

When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.

The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:

Level 1 Measurements

Equity Securities: Comprise actively traded, exchange listed U.S. and international equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Fixed Income Securities:

U.S. Treasuries: Valuation is based on unadjusted quoted prices for identical assets in markets that are generally active.

Cash Equivalents: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

Level 2 Measurements

Equity Securities: Comprised principally of shares in Federal Home Loan Bank-Chicago (FHLBC) stock as discussed in Note 10.

Fixed Income Securities: The Company uses a leading, nationally recognized provider of market data and analytics to price a vast majority of the Company’s Level 2 fair value measurements for fixed income securities. These securities are principally valued using the market and income approaches. When available, recent trades of identical or similar assets are used to price these securities. However, because many fixed income securities do not actively trade on a daily basis, pricing models are often used to determine security prices. The pricing models discount future cash flows at estimated market interest rates. These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset. Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data. Inputs may vary depending on type of security.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

A small segment of Level 2 and Level 3 securities are priced internally using matrix pricing, broker quotes, and benchmark and spread analysis. Pricing for specific security types is as follows:

Corporates, including privately placed: These securities are principally valued using the market and income approaches. Valued based on inputs including quoted prices for identical or similar assets in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yield curves, bid/ask spreads, and credit quality. Also includes privately placed securities totaling $235,607,000 that are valued using internal matrix pricing and discounted cash flow methodologies using standard market observable inputs including taxable and tax-exempt yield curves and market observable external ratings from external parties. Due to the relative illiquidity of private placements a 25 basis point illiquidity premium is factored into the yield curve inputs.

Municipals: Externally rated municipals are valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.

U.S. Government and Agencies: Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, and bid/ask spreads.

Asset Backed Securities (ABS), Residential Mortgage-backed Securities (RMBS), and Commercial Mortgage-backed Securities (CMBS): Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, default assumptions, projected cash flows, collateral performance, deal structure, and tranche characteristics.

Separate Account Assets: Comprise mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 3 Measurements

Fixed Income Securities:

Collateralized Debt Obligation (CDO): Valued based on non-binding broker quotes received from brokers who are familiar with the investments. These are corroborated by management’s comparison to historical prices, prices of securities having similar attributes and expectations based on general yield and market movements. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all CDOs are categorized as Level 3.

Corporates, including privately placed: Comprised of private placements that were restructured, including those restructured in bankruptcy proceedings. The assets are valued at the agreed upon terms of the restructuring, which provide an estimate of likely future cash flows. Also includes certain 144A (restricted) securities for which markets are currently illiquid. These securities are priced by applying a haircut to a calculated matrix price, often as a result of discussions with the portfolio manager.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

Other Valuations

Includes partnerships presented using the cost method of accounting, policy loans carried at their outstanding principal balance, mortgage loans carried at their outstanding principal amount and cash carried at cost.

The following summarizes the Company’s financial assets measured at fair value on a recurring basis as of December 31:

2011
(in thousands of dollars)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Other Valuations	Balance as of December 31, 2011
Financial assets
Bonds, available-for-sale
U S Government	$3,762	$45,943	$—	$—	$49,705
Municipals	—	207,519	—	—	207,519
Corporates	—	1,894,401	7,486	—	1,901,887
RMBS	—	1,193,510	—	—	1,193,510
CMBS	—	308,360	—	—	308,360
ABS — CDO	—	—	22,376	—	22,376
ABS — Other	—	122,812	—	—	122,812
Common stocks, available-for-sale	—	1,063	—	—	1,063
Cash equivalents	113,156	—	—	—	113,156
Separate Account Assets	—	254,228	—	—	254,228

Total recurring basis assets	116,918	4,027,836	29,862	—	4,174,616
Valued at cost, amortized cost or using the equity method	—	—	—	616,054	616,054

Total financial assets	$116,918	$4,027,836	$29,862	$616,054	$4,790,670

2010
(in thousands of dollars)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Other Valuations	Balance as of December 31, 2010
Financial assets
Bonds, available-for-sale
U S Government	$3,595	$48,002	$—	$—	$51,597
Municipals	—	193,663	—	—	193,663
Corporates	—	2,005,784	19,931	—	2,025,715
RMBS	—	826,817	—	—	826,817
CMBS	—	309,384	—	—	309,384
ABS — CDO	—	—	39,570	—	39,570
ABS — Other	—	101,907	—	—	101,907
Common stocks, available-for-sale	94,076	863	—	—	94,939
Cash equivalents	36,730	—	—	—	36,730
Separate Account Assets	—	269,894	—	—	269,894

Total recurring basis assets	134,401	3,756,314	59,501	—	3,950,216
Valued at cost, amortized cost or using the equity method	—	—	—	577,260	577,260

Total financial assets	$134,401	$3,756,314	$59,501	$577,260	$4,527,476

All transfers into or out of a particular level are recognized as of the beginning of the reporting period. The Company transferred $6,597,000 of Corporate — Other securities from Level 2 to Level 3 in 2011 as the result of a change in pricing methodologies. Previously this security was priced using matrix pricing, in which observable inputs are utilized to value the security (as described under “Corporates, including privately placed” in the Level 2 Measurements section above). As a result of an analysis performed in 2011, it was determined that there should be

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

an additional haircut taken on this bond valuation due to the restricted nature of the investment and overall illiquidity of the market for this particular security. As these significant inputs are not observable, the bond was reclassified to Level 3. There were no other material transfers into or out of Levels 1, 2, or 3 during 2011.

The Company transferred $19,942,000 of Corporate — Other securities from Level 2 to Level 3 in 2010 as a result of the restructuring of private placement bond terms. After the restructuring, the valuation produced by the internal pricing model required significant unobservable manual adjustments, thereby necessitating the transfer. In addition, the Company transferred $8,597,000 of Corporate — Other securities from Level 3 to Level 2. These transfers relate to private placements that were restructured in 2009 as a result of bankruptcy proceedings and were manually valued according to the restructured terms. In 2010, when the issuing company returned to profitability the Company no longer manually adjusted the internal pricing model valuation. There were no material transfers into or out of Level 1 in 2010.

The following provides a summary of changes in fair value during the year ended December 31, of Level 3 financial assets held at fair value on a recurring basis at December 31:

2011
		Total Realized and Unrealized Gains (Losses) included in
(in thousands of dollars)	Balance as of January 1 2011	Net Income	OCI on Balance Sheet	Purchases	Sales	Settlements	Net Transfers In and/or (Out) of Level 3	Balance as of December 31 2011	Total Gains (Losses) included in Net Income for Instruments Still Held at December 31 2011
Financial assets
Bonds available-for-sale
Corporates	$19,931	$1,566	$(1,848)	$—	$—	$(18,760)	$6,597	$7,486	$
ABS CDO	39,570	5,221	1,131	94	(14,215)	(9,425)		22,376		—

Total recurring Level 3 financial assets	$59,501	$6,787	$(717)	$94	$(14,215)	$(28,185)	$6,597	$29,862		$—

2010
		Total Realized and Unrealized Gains (Losses) included in
(in thousands of dollars)	Balance as of January 1 2010	Net Income	OCI on Balance Sheet	Purchases	Sales	Settlements	Net Transfers In and/or (Out) of Level 3	Balance as of December 31 2010	Total Gains (Losses) included in Net Income for Instruments Still Held at December 31 2010
Financial assets
Bonds available for sale
Corporates	$12,031	$(3,208)	$1,425	$467	$—	$(2,128)	$11,344	$19,931	$(3,208)
ABS-CDO	33,701	(1,159)	16,340	43	(2,283)	(7,072)	—	39,570	(2,130)

Total recurring Level 3 financial assets	$45,732	$(4,367)	$17,765	$510	$(2,283)	$(9,200)	$11,344	$59,501	$(5,338)

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is estimated by discounting future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. The carrying value of policy loans approximates the fair value. The interest rate for policy loans on current issues was 8% in 2011, 2010, and 2009.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

Deferred Annuities and Structured Settlements

Fair values for deferred annuities are based on the cash surrender value of the policies. Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

Estimated Fair Value

The estimated fair values of the Company’s significant financial instruments that are carried on the balance sheets at a value other than estimated fair value or are not disclosed on the face of the balance sheets or elsewhere in the notes at December 31 are as follows:

	2011		2010
(in thousands of dollars)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial assets
Mortgage loans on real estate	$364,486	$395,954	$334,410	$360,591
Policy loans	238,727	238,727	236,247	236,247

Financial liabilities
Deferred annuities	234,012	231,597	226,887	224,183
Structured settlements	70,413	87,064	73,111	90,939

b.	Common Stocks

The aggregate cost of common stocks at December 31, 2011 and 2010 was $1,063,000 and $90,035,000, respectively. Net unrealized appreciation of common stocks stated at fair value includes gross unrealized gains of $0 and $7,936,000 and gross unrealized losses of $0 and $3,032,000 at December 31, 2011 and 2010, respectively.

The fair value and unrealized losses, categorized by stocks in a loss position for less than 12 months and stocks in a loss position for more than 12 months at December 31, 2010 is as follows:

	2010
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars, except number of issues)	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
Common stocks	724	$22,995	$(1,897)	357	$5,264	$(1,135)	$28,259	$(3,032)

Total	724	$22,995	$(1,897)	357	$5,264	$(1,135)	$28,259	$(3,032)

For 2010, the Company believes that unrealized losses related to these stocks are temporary. In determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

During 2011, 2010, and 2009, the Company recorded other-than-temporary impairments (OTTI) in its stock portfolio, resulting in a total realized loss of $434,000, $157,000, and $139,000, respectively.

Proceeds from sales of stocks during 2011, 2010, and 2009 were $102,212,000, $43,348,000, and $127,288,000 respectively. These amounts exclude spin-offs, tax free-exchanges, taxable

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

exchanges and returns of capital. Gross gains of $8,938,000, $10,873,000, and $20,980,000 and gross losses of $7,677,000, $123,000, and $1,732,000 were realized on the sale of common stocks for 2011, 2010, and 2009, respectively. The basis of the securities sold was determined using specific identification.

In 2011, the Company’s common stock balance consisted entirely of FHLBC stock as discussed in Note 10. In 2010 and 2009, the Company’s common stock portfolio was primarily invested in and managed to a modified Russell 3000 Index. Further separation of equity securities by geography or industry concentration is not deemed relevant.

c.	Bonds

The amortized cost and estimated fair value of bonds at December 31 are as follows:

	2011
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Description of Securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$44,532	$5,173	$—	$49,705
Obligations of states and political subdivisions	186,439	21,153	(73)	207,519
Corporate	1,729,166	176,789	(4,068)	1,901,887
Residential mortgage-backed securities	1,137,346	56,231	(67)	1,193,510
Commercial mortgage-backed securities	286,856	21,504	—	308,360
Asset-backed securities — CDO	19,776	3,518	(918)	22,376
Asset-backed securities — other	101,903	20,909	—	122,812

Total	$3,506,018	$305,277	$(5,126)	$3,806,169

	2010
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Description of Securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$47,895	$3,702	$—	$51,597
Obligations of states and political subdivisions	193,744	2,742	(2,823)	193,663
Corporate	1,892,337	141,352	(7,974)	2,025,715
Residential mortgage-backed securities	774,198	53,237	(618)	826,817
Commercial mortgage-backed securities	290,450	18,971	(37)	309,384
Asset-backed securities — CDO	38,102	7,894	(6,426)	39,570
Asset-backed securities — other	93,624	8,283	—	101,907

Total	$3,330,350	$236,181	$(17,878)	$3,548,653

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

The fair value and unrealized losses, categorized by bonds in a loss position for less than 12 months and bonds in a loss position for more than 12 months at December 31 are as follows:

	2011
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars, except number of issues)	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
Obligations of states and political subdivisions	—	$—	$—	1	$2,924	$(73)	$2,924	$(73)
Corporate	20	81,478	(3,663)	7	14,870	(405)	96,348	(4,068)
Residential mortgage-backed securities	4	16,944	(36)	2	872	(31)	17,816	(67)
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Asset-backed securities — CDO	—	—	—	4	13.783	(918)	13,783	(918)

	24	$98,422	$(3,699)	14	$32,449	$(1,427)	$130,871	$(5,126)

	2010
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars, except number of issues)	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
Obligations of states and political subdivisions	13	$63,346	$(2,408)	1	$2,582	$(415)	$65,928	$(2,823)
Corporate	62	248,991	(7,924)	2	4,950	(50)	253,941	(7,974)
Residential mortgage-backed securities	4	39,998	(411)	3	3,850	(207)	43,848	(618)
Commercial mortgage-backed securities	1	2,111	(37)	—	—	—	2,111	(37)
Asset-backed securities — CDO	—	—	—	6	21,993	(6,426)	21,993	(6,426)

	80	$354,446	$(10,780)	12	$33,375	$(7,098)	$387,821	$(17,878)

The Company adopted OTTI accounting standards for structured fixed income securities in 2009. The guidance required the Company to record a cumulative effect of a change in accounting principle to reclassify the non-credit portion of any prior impairments previously recorded on fixed income securities held on January 1, 2009. The Company reclassified $24,349,000 ($15,827,000 after tax) from retained earnings to accumulated other comprehensive income as a result of this adjustment.

The standards also provided guidance on determining whether a fixed income security was other-than-temporarily impaired. If the Company has the intent to sell or will more likely-than-not be required to sell a fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recorded as a realized loss in the statement of income. If the Company does not have the intent to sell but the fixed income security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit loss (the present value of the expected future cash flows (PVCF) is less than amortized cost). Other-than-temporary credit impairments are recorded in earnings when the PVCF is less than the amortized cost. Any non-credit-related impairments, such as those related to movement in interest rates, are included with unrealized gains and losses in other comprehensive income. The Company believes that all other unrealized losses related to bonds are temporary.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

In 2011, 2010, and 2009 credit related OTTI of $1,040,000, $5,295,000 and $741,000, respectively, was recorded on bonds (including private placements). No portion of the OTTI loss was included in other comprehensive income. In determining OTTI, the Company considered severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists. Additionally the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these credits. There were no other credit impairments recorded in 2011, 2010, or 2009, and the Company does not hold any impaired fixed income securities where part of the impairment was considered credit-related (recorded through the statement of income) and part of the impairment was non-credit-related (recorded through other comprehensive income).

During 2011, 2010, and 2009, in its bond portfolio, the Company recorded total OTTI write-downs in its net realized losses in the statement of income of $1,360,000, $8,923,000, and $5,570,000, respectively. These amounts include both credit impairments as well as impairments taken due to the intent to sell securities.

Subprime mortgages are residential loans to borrowers with weak credit profiles. Alt A mortgages are residential loans to borrowers who have credit profiles above subprime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain debt and structured securities that include exposure to mortgage loans to below-prime borrowers. These investments are reported as bonds in the balance sheets. The Company has reviewed its exposure to sub-prime investments and has determined that it has insignificant exposure. The fair value on securities collateralized by subprime assets at December 31, 2011 and 2010 was $488,000 and $682,000, respectively. There were no unrealized losses on securities collateralized by subprime assets at December 31, 2011 and 2010. The fair value on securities collateralized by Alt A assets at December 31, 2011 and 2010 was $776,000 and $7,075,000, respectively. The unrealized losses on securities collateralized by Alt A assets at December 31, 2011 and 2010 were $133,000 and $985,000, respectively.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

The amortized cost and estimated fair value of bonds at December 31, 2011 by contractual maturity are as follows. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.

	December 31, 2011
(in thousands of dollars)	Amortized Cost	Estimated Fair Value
Due in one year or less	$152,484	$156,019
Due after one year through five years	732,735	782,330
Due after five years through ten years	648,064	728,197
Due after ten years	426,854	492,566

Subtotal	1,960,137	2,159,112
Mortgage-backed securities	1,424,202	1,501,869
Asset-backed securities	121,679	145,188

Total	$3,506,018	$3,806,169

Proceeds from sales of bonds during 2011, 2010, and 2009 were $192,617,000, $131,530,000, and $399,613,000, respectively. Gross gains of $9,184,000, $8,598,000, and $12,814,000 and gross losses of $3,883,000, $549,000, and $17,483,000 were realized on those sales for 2011, 2010, and 2009, respectively. The basis of the securities sold was determined using specific identification.

At December 31, 2011 and 2010, bonds with fair value of approximately $3,762,000 and $3,595,000 respectively, were on deposit with various regulatory authorities to comply with insurance laws.

d.	Net Investment Income

Net investment income for the years ended December 31 is summarized as follows:

(in thousands of dollars)	2011	2010	2009
Bonds	$176,329	$179,293	$175,085
Common stocks	1,257	1,605	1,430
Mortgage loans	22,217	21,143	21,654
Policy loans	17,115	16,687	15,884
Other	1,030	538	1,034

Total gross investment income	217,948	219,266	215,087
Change in mortgage loan valuation allowance	(1,855)	(545)	—
Investment expenses	(6,502)	(4,920)	(5,388)

Net investment income	$209,591	$213,801	$209,699

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

e.	Mortgage Loans on Real Estate

The maximum and minimum lending rates for commercial mortgage loans issued during 2011 and 2010 ranged from 6.20% to 5.25% and 6.50% to 5.80%, respectively. During 2011, the Company did not reduce interest rates on outstanding mortgage loans.

Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, did not exceed 73%.

Significant concentrations of mortgage loans amounting to $208,587,000 and $210,047,000 exist for properties located in the Midwest region at December 31, 2011 and 2010, respectively. Significant concentrations by state include the following:

(in thousands of dollars)	2011	2010
Texas	$64,688	$33,296
Minnesota	63,377	67,225
Ohio	55,399	48,979

The Company considers any loan that is one or more days delinquent to be past due. At December 31, 2011 and 2010, the Company had past due commercial mortgage loans totaling $10,370,000 and $0, respectively, and the average recorded investment in impaired loans was $5,185,000 and $0, respectively. The past due balance at December 31, 2011 is comprised of one impaired loan which is 90+ days past due. All other loans in the portfolio are in good standing, and no loans have been modified or restructured.

Prior to 2010, the Company had not carried a mortgage valuation allowance as the portfolio has been in good standing in its entirety. A loan is considered to be in good standing if all payments are current. When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes. The Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.

If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by less than 90 days, the loan is added to the Company’s watchlist. A watchlist loan has developed negative trends or characteristics in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan. Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments. Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain. If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing. Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary. Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

The Company had $308,573,000 and $275,370,000 of loans in good standing, $47,943,000 and $59,587,000 of loans on the watchlist, and $10,370,000 and $0 of non-performing loans as of December 31, 2011 and 2010, respectively. No charge-offs were recorded in the mortgage loan portfolio in 2011 or 2010.

The Company carried a valuation allowance for credit losses on mortgage loans in the amount of $2,400,000 and $545,000 as of December 31, 2011 and 2010. The valuation allowance as of December 31, 2011, is fully attributable to one non-performing loan. The allowance was established in 2010 as a response to increased risk that a mortgage would not pay its scheduled balloon payment in 2011. The allowance was increased in 2011 after payment default occurred and represents the most likely projected loss the Company would recognize in the event of the foreclosure and subsequent sale of the property, net of selling expenses. Changes in the valuation allowance are recorded through net investment income.

The rollforward of the Company’s mortgage valuation allowance is as follows:

(in thousands of dollars)	2011	2010
Balance, beginning of year	$545	$—
Provisions charged to expense	1,855	545
Losses charged off	—	—
Recoveries	—	—

Balance, end of year	$2,400	$545

Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current. If the ultimate collectability of principal, either in whole or in part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt. The nonaccrual balance of $10,370,000 at December 31, 2011 is comprised of the mortgage loan that defaulted on its balloon payment in 2011. There were no loans in nonaccrual status at December 31, 2010 and no loans were restructured during 2011 or 2010.

3.	Deferred Policy Acquisition Costs

Policy acquisition costs deferred and the related amortization charged to income are as follows:

(in thousands of dollars)	2011	2010	2009
Balance, beginning of year	$488,630	$529,022	$594,605
Costs deferred during year	27,858	30,054	35,266
Amortization related to operations during year	(27,332)	(27,641)	(24,124)
Net adjustment due to assumption revisions	4,622	(3,973)	(5,876)
Amounts related to change in fair value adjustment of available-for-sale bonds	(24,687)	(38,832)	(70,849)

Balance, end of year	$469,091	$488,630	$529,022

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

4.	Separate Accounts

Separate account assets include segregated funds invested by the Company for the benefit of variable universal life insurance and variable annuity policy owners. Policy owners’ premium payments, net of applicable loads, are invested by the Company in accordance with selections made by the policy owner into the Variable Accounts. The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has nine subaccounts, each of which invests in a non-proprietary mutual fund (the “Fund”). The shares of the Funds are carried at the net asset value of the Funds, which approximates fair value.

A fixed account is also included as an investment option for variable policy owners. Premiums,

net of applicable loads, allocated to the fixed account are invested in the general assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

The Company assumes the mortality and expense risk associated with these contracts and therefore deducts a daily mortality and expense charge from the assets of the separate accounts. Income from these charges is included in premium revenues in the Statements of Income. The charges to the separate accounts, shown as follows for the year ended December 31 are based on the average daily net assets at specified annual rates:

(in thousands of dollars)	2011	2010
American Family Variable Account I	$919	$794
American Family Variable Account II	1,858	1,786

	$2,777	$2,580

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. Income from these charges is included in premium revenues in the Statements of Income. For the year ended December 31 amounts are as follows:

(in thousands of dollars)	2011	2010
American Family Variable Account I	$14,297	$15,545
American Family Variable Account II	600	825

	$14,897	$16,370

5.	Commitments and Contingencies

The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

The Company is liable for mandatory assessments that are levied by the life and health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies. As of December 31, 2011 and 2010, the guaranty fund liability was $3,073,000 and $3,176,000, respectively, based on information received from the states in which the Company writes business. The guaranty fund assets related to future premium tax credits were $3,550,000 and $3,551,000 as of December 31, 2011 and 2010, respectively.

6.	Related Parties

The Company has agreed to lend up to a maximum of $20,000,000 in short-term demand notes to its affiliate, American Family Financial Services (AFFS), with interest at the same rate as the 30 day commercial paper rate published by the Federal Reserve. No amounts were outstanding at December 31, 2011 and 2010.

The Company has issued certain annuities to AFMIC. The carrying value of all such annuities amounted to approximately $70,413,000 and $73,111,000 at December 31, 2011 and 2010, respectively.

Refer to Note 1(i) for a discussion of a transaction involving AFMIC and AFLIC whereby AFMIC ceded 100% of its long-term care business to Ability Insurance Company, a nonaffiliated company. AFLIC was used as an intermediary in this transaction as modified coinsurance is only available to life / health companies and the long-term care business previously was part of AFMIC.

The Company has entered into a Right of Setoff Agreement with American Family Securities, LLC (AFS, LLC). The right of setoff exists for the purpose of commission receipts and payments related to the issuance and maintenance of the variable products and other administrative expenses. As a result of this agreement, the Company has no receivable or payable relating to these related party transactions with AFS, LLC.

7.	Federal Income Taxes

The components of the net deferred tax assets (liabilities) at December 31 were as follows:

(in thousands of dollars)	2011	2010
Deferred tax assets
Life reserves	$136,250	$143,256
Deferred compensation	4,411	4,787
Policyholder dividends	6,653	7,031
Other-than-temporarily impaired securities	5,293	11,702
Other asset basis differences	—	1,275
Other	1,971	834

Total deferred tax assets	154,578	168,885
Deferred tax liabilities
Unrealized gains on securities	(67,129)	(48,425)
DAC	(158,937)	(157,540)
Asset basis differences	(501)	—

Total deferred tax liabilities	(226,567)	(205,965)

Net deferred tax assets (liabilities)	$(71,989)	$(37,080)

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

The effective tax rate used to determine the provision for current and deferred tax expense differs from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations. The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized as follows:

	2011	2010	2009
Federal statutory tax rate	35%	35%	35%
Prior period adjustments	—	(1)	—
Municipal bond tax benefit	—	(1)	(1)

Effective tax rate	35%	33%	34%

Amounts recoverable from AFMIC for Federal taxes under the tax allocation agreement were $8,583,000 and $8,232,000 at December 31, 2011 and 2010, respectively. Amounts recoverable from AFMIC for state taxes were $0 at December 31, 2011 and 2010.

Under pre-1984 life insurance company income tax laws, a portion of a company’s “gain from operations” was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as the “Policyholders’ Surplus Account.” A stock life insurance company is subject to tax on any direct or indirect distributions to shareholders from the existing Policyholders’ Surplus Account at the corporate rate in the tax year of the distribution. Any distributions are deemed to be first made from another tax memorandum account known as the “Shareholder’s Surplus Account.” The Company’s undistributed taxable Shareholder’s Surplus Account was $1,121,414,000 and $1,073,224,000 at December 31, 2011 and 2010, respectively. The Company’s Policyholders’ Surplus Account was $5,149,000 at December 31, 2011 and 2010. At current corporate income tax rates, the associated tax is $1,802,000. The Company has not recorded this DTL because it does not expect to make any taxable distributions.

The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. The total amount of gross unrecognized tax benefits for uncertain tax positions was $0 as of December 31, 2011 and 2010, respectively.

(in thousands of dollars)	2011	2010
Beginning balance	$—	$170
Gross amounts of (decreases) from unrecognized tax benefits from prior periods	—	(170)

Ending balance	$—	$—

The amount of unrecognized tax benefits that, if recognized, would impact the effective rate was $0 at December 31, 2011 and 2010. The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.

Interest and penalties on tax uncertainties are classified as a separate expense. The total amount of interest accrued was $0 as of December 31, 2011 and 2010, respectively.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

The Company is a member of a consolidated group which files income tax returns in the U.S. Federal jurisdiction and in Illinois and Wisconsin. The Company also files a separate company return in Oregon. Examinations by the Internal Revenue Service (IRS) for U.S. federal income tax returns for the years 2002 and prior are closed, the years 2003 through 2008 have been finalized by the IRS and sent to the Joint Committee on Taxation for review and the adjustments do not have a material impact on the Company’s financial statements. The years 2009 and after are still open and subject to examination.

8.	Employee and Agent Benefit Plans

AFMIC and its subsidiaries (herein referred to as the “Companies”) have non-contributory pension plans (herein referred to as the “Plans”) covering substantially all employees. The Company is not directly liable for obligations under the Plans. All employees providing services to the Companies are employees of AFMIC. For employees hired before January 1, 2009, and District Managers hired before January 1, 2010, the benefits are based on years of credited service and highest average compensation (as defined in the Plans). For employees hired on or after January 1, 2009, benefits are determined under a cash balance formula (as defined in the Plans). Beginning January 1, 2011, District Managers are referred to as Agency Sales Managers. Managers who were accruing pension benefits under the final average pay formula in the District Manager plan began participating, and accruing pension benefits under the final average pay formula in the employee plan for their services performed on or after January 1, 2011. Managers hired on or after January 1, 2010 participate and accrue pension benefits under the cash balance formula in the employee plan. The asset valuation method used in 2011 for funding calculations is the Two-Year Smoothed Value method. The new benefit restrictions, required under the Pension Protection Act of 2006, do not apply in 2012 given the funded status of the Plans. Pension expense of approximately $2,706,000, $2,439,000, and $2,508,000 was allocated to the Company for the years ended December 31, 2011, 2010, and 2009, respectively.

The Companies participate in a qualified contributory 401 (k) Plan (herein referred to as the “Plan”). Substantially all employees are eligible to enter into the Plan. Employee participation in the Plan is optional; participants contribute at least 1%, but no more than 30% of base compensation, subject to Internal Revenue Service limitations. The Companies are required to make contributions each payroll period, as defined, to a trust fund. Company contributions are based on a formula with a dollar-for-dollar match on the first 3% of eligible contributions plus 50 cents per dollar on the next 2% of eligible contributions. The maximum annual company contribution is 4% of eligible contributions. The Plan expense allocated to the Company during 2011, 2010, and 2009 amounted to $1,116,000, $935,000, and $1,050,000, respectively.

Beginning on January 1, 2011, Agency Sales Managers began receiving an employer fixed match each pay period. This fixed match will be the same as the employee match, as discussed above.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

The Companies provide certain health care benefits to certain grandfathered agents and substantially all employees. In addition, the Companies provide most employees with a life insurance benefit. Upon retirement, agents and employees are eligible to continue certain of these benefits. Except for certain grandfathered individuals, retired employees and agents contribute to the health care plan an amount intended to fully provide for the covered benefits. For those grandfathered retirees in the health care plan, the Companies previously absorbed a portion of the annual cost. Beginning on January 1, 2010, the subsidy for those grandfathered retirees was discontinued. For the life insurance program, the Companies absorb substantially all of the cost. The Company also contributes toward eligible employees’ postretirement health care using a fixed amount for each year of eligible service. The Companies’ portions of the costs of these programs are unfunded. The Companies sponsor no other significant postretirement benefit plans.

A liability of $2,945,000 and $2,999,000 was accrued for earned but untaken vacation as of December 31, 2011 and 2010, respectively. A liability of $3,886,000 and $3,893,000 was accrued for unused sick leave as of December 31, 2011 and 2010, respectively. These balances arise as a result of the Intercompany Expense Allocation described in Note 1(h).

9.	Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) at December 31 is comprised of the following components:

(in thousands of dollars)	2011	2010	2009
Unrealized gains (losses) on common stocks	$—	$4,904	$3,525
Unrealized gains (losses) on bonds	300,150	218,303	114,267
Adjustment of DAC related to fair value adjustment	(111,640)	(86,954)	(48,123)
Deferred income taxes	(67,129)	(48,425)	(24,761)

Accumulated other comprehensive income (loss)	$121,381	$87,828	$44,908

10.	Federal Home Loan Bank Agreements

The general nature of the Federal Home Loan Bank-Chicago (FHLBC) agreement is to provide a platform which provides the Company with the ability to receive short term advances from the FHLBC as a member of the bank. Any such advances will be fully collateralized with member stock and qualified securities. The intended use of the funding is to provide emergency liquidity to the Company in the event it is needed. The Company held 10,627 shares for $1,063,000 in carrying value and 8,630 shares for $863,000 in carrying value at December 31, 2011 and 2010, respectively. The borrowing capacity was $21,254,000 and $17,260,000 as of December 31, 2011 and 2010, respectively. There were no outstanding balances relating to FHLBC funding advances and there was no collateral pledged as of December 31, 2011 and 2010. The shares in FHLBC stock are recorded in common stock in the balance sheets.

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2011, 2010, and 2009

11.	Statutory Financial Data

The Company also prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT). STAT practices include the National Association of Insurance Commissioners’ “Accounting Practices and Procedures Manual,”state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted STAT practices encompass all accounting practices that are not prescribed. The Company does not employ any permitted STAT practices in the preparation of its statutory financial statements. The principal differences between prescribed statutory financial statements and financial statements prepared in accordance with GAAP are disclosed below.

The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business. Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of stockholder dividends. Generally, the Company’s statutory surplus may be available for distribution to its stockholder. However, such distributions as dividends may be subject to prior regulatory approval. No stockholder dividends were paid in 2011, 2010, or 2009.

A reconciliation of statutory capital and surplus and net income to GAAP for the Company as of and for the years ended December 31 is as follows:

	Capital and Surplus/Equity			Net Income
(in thousands of dollars)	2011	2010	2009	2011	2010	2009
Per statutory annual statements	$691,468	$637,007	$556,480	$69,491	$95,744	$76,921
GAAP adjustments
DAC	469,091	488,630	529,022	5,147	(1,560)	5,266
Statutory allowance for investment valuation fluctuations	24,037	23,947	15,683	1,044	4,937	(202)
Unrealized gains (losses) on bonds	300,132	218,304	119,320	—	—	—
Life and deposit contract liabilities	(120,506)	(136,498)	(139,222)	15,991	2,724	2,859
Deferred taxes	(237,115)	(211,312)	(189,220)	(16,205)	(22,177)	(11,972)
Nonadmitted assets	110,582	108,612	119,217	—	—	—
Policyholders’ dividends payable	17,261	19,222	20,736	(1,961)	(1,514)	184
Other	1,938	6,419	3,641	(4,508)	(2,440)	(2,805)

Per GAAP financial statements	$1,256,888	$1,154,331	$1,035,657	$68,999	$75,714	$70,251

American Family Variable

Account II

      Financial Statements

      December 31, 2011 and 2010

American Family Variable Account II

Contents

December 31, 2011 and 2010

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and Policy Owners of American Family Variable Account II:

In our opinion, the accompanying statements of assets and liabilities and policy owners’ equity, and the related statements of operations and of changes in policy owners’ equity and the financial highlights present fairly, in all material respects, the financial position of American Family Variable Account II and its Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Growth Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Fidelity VIP Money Market Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount and Vanguard VIF Small Company Growth Subaccount at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their policy owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of American Family Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities at December 31, 2011 by correspondence with the underlying registered investment companies, provide a reasonable basis for our opinion.

Effective May 1, 2011, American Family Variable Account II opened the Vanguard VIF Capital Growth Subaccount as a funding choice to replace the Fidelity VIP Growth Subaccount. Effective July 18, 2011, American Family Variable Account II eliminated the Fidelity VIP Growth Subaccount as a funding choice.

February 22, 2012

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

American Family Variable Account II

  Statements of Assets and Liabilities and Policy Owners’ Equity

  December 31, 2011

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Investment Grade Bond Subaccount	FidelityVIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Investments at market value (1):
Fidelity Variable Insurance Products Fund	$5,685,826	$18,482,476	$25,843,158	$34,149,217	$7,700,357	$11,259,609	$-	$-	$-
Vanguard Variable Insurance Fund	-	-	-	-	-	-	21,680,928	23,111,335	4,328,694

Total Assets	5,685,826	18,482,476	25,843,158	34,149,217	7,700,357	11,259,609	21,680,928	23,111,335	4,328,694
Total Liabilities	-	-	-	-	-	-	-	-	-

Total Policy Owners’ Equity	$5,685,826	$18,482,476	$25,843,158	$34,149,217	$7,700,357	$11,259,609	$21,680,928	$23,111,335	$4,328,694

(1) Investments at cost	$6,616,526	$21,174,136	$27,792,779	$32,743,910	$7,718,864	$11,259,609	$22,788,369	$24,129,843	$3,557,748
Shares outstanding	251,140 710	1,003,936 783	2,085,807 763	2,655,460 132	264,799 055	11,259,609 270	1,381,830 946	1,483,397 624	241,961 631
Unit value	$15 30	$11 04	$10 57	$12 30	$16 89	$10 92	$9 03	$7 67	$14 02
Outstanding units	371,576 303	1,673,779 685	2,445,612 883	2,775,569 334	455,964 757	1,031,043 760	2,400,648 894	3,014,990 983	308,793 041

The accompanying notes are an integral part of these financial statements.

2

American Family Variable Account II

  Statements of Operations

  Year Ended December 31, 2011

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Growth Subaccount (1)	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF Capital Growth Subaccount (2)	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Net Investment income (loss)
Dividend income	$47,570	$441,657	$416,456	$-	$1,083,450	$22,064	$12,537	$-	$426,642	$9,146
Mortality, expense and administrative charges	(74,303)	(224,876)	(304,368)	(157,671)	(386,503)	(104,016)	(131,796)	(114,475)	(304,142)	(55,669)

Net investment income (loss)	(26,733)	216,781	112,088	(157,671)	696,947	(81,952)	(119,259)	(114,475)	122,500	(46,523)

Realized and unrealized gain (loss)
Net realized gain (loss) on fund shares	(383,588)	(642,865)	(134,868)	5,227,738	202,839	(19,823)	-	(144,532)	(13,665)	(17,117)
Capital gain distributions	-	-	-	49,443	885,859	14,621	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments	166,230	357,411	128,292	(3,101,459)	183,640	(970,545)	-	(1,107,442)	(3,974,977)	107,272

Net gain (loss ) on investments	(217,358)	(285,454)	(6,576)	2,175,722	1,272,338	(975,747)	-	(1,251,974)	(3,988,642)	90,155

Net increase (decrease) in equity from operations	$(244,091)	$(68,673)	$105,512	$2,018,051	$1,969,285	$(1,057,699)	$(119,259)	$(1,366,449)	$(3,866,142)	$43,632

(1) For the period January 1, 2011 to July 18, 2011

(2) For the period May 1, 2011 to December 31, 2011

The accompanying notes are an integral part of these financial statements.

3

American Family Variable Account II

  Statements of Changes in Policy Owners’ Equity

  Year Ended December 31, 2011

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Growth Subaccount (1)	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF Capital Growth Subaccount (2)	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(26,733)	$216,781	$112,088	$(157,671)	$696,947	$(81,952)	$(119,259)	$(114,475)	$122,500	$(46,523)
Net realized gain (loss) on fund shares	(383,588)	(642,865)	(134,868)	5,227,738	202,839	(19,823)	-	(144,532)	(13,665)	(17,117)
Capital gain distributions	-	-	-	49,443	885,859	14,621	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments	166,230	357,411	128,292	(3,101,459)	183,640	(970,545)	-	(1,107,442)	(3,974,977)	107,272

Net increase (decrease) in equity from operations	(244,091)	(68,673)	105,512	2,018,051	1,969,285	(1,057,699)	(119,259)	(1,366,449)	(3,866,142)	43,632

Unit transactions
Policy owners’ net premiums	234,306	766,077	940,413	544,147	1,047,702	330,283	360,851	320,729	1,030,413	187,435
Cost of insurance and administrative charges	(9,526)	(30,428)	(39,077)	(23,434)	(43,301)	(12,123)	(11,753)	(15,600)	(41,259)	(7,230)
Surrenders and forfeitures	(652,586)	(1,849,730)	(2,527,383)	(1,483,625)	(3,445,846)	(889,679)	(1,483,663)	(845,982)	(2,597,646)	(494,311)
Transfers between subaccounts and sponsor	(472,306)	(568,879)	(24,177)	(25,768,578)	2,033,924	(626,210)	796,188	23,617,614	53,606	(522,219)
Annuity benefits	(21,732)	(68,386)	(80,097)	(43,318)	(101,763)	(52,836)	(18,387)	(29,384)	(93,390)	(12,577)

Net increase (decrease) in equity from unit transactions	(921,844)	(1,751,346)	(1,730,321)	(26,774,808)	(509,284)	(1,250,565)	(356,764)	23,047,377	(1,648,276)	(848,902)

Net increase (decrease) in equity	(1,165,935)	(1,820,019)	(1,624,809)	(24,756,757)	1,460,001	(2,308,264)	(476,023)	21,680,928	(5,514,418)	(805,270)

Equity
Beginning of year	6,851,761	20,302,495	27,467,967	24,756,757	32,689,216	10,008,621	11,735,632	-	28,625,753	5,133,964

End of year	$5,685,826	$18,482,476	$25,843,158	$-	$34,149,217	$7,700,357	$11,259,609	$21,680,928	$23,111,335	$4,328,694

(1) For the period January 1, 2011 to July 18, 2011

(2) For the period May 1, 2011 to December 31, 2011

The accompanying notes are an integral part of these financial statements.

4

American Family Variable Account II

  Statements of Changes in Policy Owners’ Equity

  Year Ended December 31, 2010

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(7,199)	$93,304	$(165,613)	$(247,867)	$759,970	$(71,612)	$(113,157)	$130,939	$(36,394)
Net realized gain (loss) on fund shares	(193,892)	(651,718)	(375,096)	148,716	189,554	(79,210)	-	(309,820)	(222,130)
Capital gain distributions	2,899	-	-	76,066	355,056	29,498	7,400	-	-
Net change in unrealized appreciation (depreciation) on investments	1,133,540	3,023,016	3,797,959	4,699,576	729,663	2,373,363	-	3,851,194	1,505,856

Net increase (decrease) in equity from operations	935,348	2,464,602	3,257,250	4,676,491	2,034,243	2,252,039	(105,757)	3,672,313	1,247,332

Unit transactions
Policy owners’ net premiums	270,631	886,222	1,120,655	1,015,016	1,318,098	359,331	436,241	1,192,392	219,089
Cost of insurance and administrative charges	(11,199)	(35,183)	(44,191)	(43,123)	(48,570)	(14,572)	(13,113)	(49,552)	(8,250)
Surrenders and forfeitures	(600,940)	(1,605,245)	(2,190,467)	(2,022,385)	(2,743,261)	(837,918)	(1,122,154)	(2,436,647)	(347,891)
Transfers between subaccounts and sponsor	(137,951)	(321,659)	(224,158)	(1,227,121)	1,124,615	(667,902)	1,011,639	(979,444)	(410,359)
Annuity benefits	(13,918)	(25,350)	(60,972)	(46,435)	(297,353)	(12,302)	(11,907)	(52,586)	(9,295)

Net increase (decrease) in equity from unit transactions	(493,377)	(1,101,215)	(1,399,133)	(2,324,048)	(646,471)	(1,173,363)	300,706	(2,325,837)	(556,706)

Net increase (decrease) in equity	441,971	1,363,387	1,858,117	2,352,443	1,387,772	1,078,676	194,949	1,346,476	690,626

Equity
Beginning of year	6,409,790	18,939,108	25,609,850	22,404,314	31,301,444	8,929,945	11,540,683	27,279,277	4,443,338

End of year	$6,851,761	$20,302,495	$27,467,967	$24,756,757	$32,689,216	$10,008,621	$11,735,632	$28,625,753	$5,133,964

The accompanying notes are an integral part of these financial statements.

5

American Family Variable Account II

Notes to Financial Statements

December 31, 2011 and 2010

1.	Nature of Operations and Significant Accounting Policies

The American Family Variable Account II (the “Separate Account”) is a segregated investment account of the American Family Life Insurance Company (herein referred to as the “Company”) used to fund variable annuity contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. As of September 30, 2009, the Company ceased the issuance of new variable annuity contracts.

Effective May 1, 2011, American Family Variable Account II opened the Vanguard VIF Capital Growth Subaccount as a funding choice to replace the Fidelity VIP Growth Subaccount. Effective July 18, 2011, American Family Variable Account II eliminated the Fidelity VIP Growth Subaccount as a funding choice. All assets remaining in the Fidelity VIP Growth Subaccount were transferred into the Vanguard VIF Capital Growth Subaccount immediately prior to its elimination.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The significant accounting policies used in the preparation of these statements include:

a.	Investments

Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the reported net asset value of the respective portfolios.

Separate account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

b.	Fair Value Measurements

Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners’ Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2

Financial assets and financial liabilities whose values are based on the following:

Quoted prices for similar assets or liabilities in active markets;

Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

6

American Family Variable Account II

Notes to Financial Statements

December 31, 2011 and 2010

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.

Separate account assets are categorized as Level 2 assets. The Company has no separate account assets categorized as Level 1 or Level 3 assets, and there have been no transfers into or out of Level 2 in 2011 and 2010.

c.	Security Transactions and Investment Income

Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on a specific identification basis. Distributions received from the funds retain the tax characterizations determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

d.	Federal Income Taxes

The operations of the Separate Account are part of the total operations of the Company which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made.

e.	Expenses and Deductions

The Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to an effective annual rate of 1.00%. The charge may be adjusted after contract issue, but is guaranteed not to exceed 1.00% of net assets. Although periodic retirement payments to policy owners vary according to the investment performance of the fund, such payments are not affected by expense or mortality experience because the

7

American Family Variable Account II

Notes to Financial Statements

December 31, 2011 and 2010

Company assumes the mortality risk and the expense risk under the contracts. The mortality risk is that the annuitant will live longer than expected. The expense risk is that actual expenses of issuing and administering the policies may exceed the estimated costs.

On a daily basis, the Company deducts an administrative charge from the assets of the Separate Account equivalent to an effective annual rate of 0.15%. This charge is designed to help compensate the Company for the cost of administering the contracts.

On the contract anniversary date, the Company deducts a $30 contract fee from the Separate Account. The maximum guaranteed contract fee is $50. The contract fee is waived when cash value accumulation exceeds $20,000. The contract fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.

In the event of a withdrawal or surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a contract. The Company will deduct from the account value, on a FIFO basis, a surrender charge on premiums paid when withdrawn from the contract. The charge on each premium is based upon when the premium is received and declines from 8% in year one to 1% in years eight and nine and is 0% thereafter.

f.      Transfers between Subaccounts and Sponsor

Transfers between subaccounts and sponsor represent transfers into (out of) the various portfolios from (to) the general account. These transfers are made in accordance with selections made by the policy owners.

2.	Policy Owners’ Equity

Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2011 are as follows:

	December 31, 2011
	Purchases	Sales
Fidelity VIP Contrafund	$279,675	$1,228,253
Fidelity VIP Equity Income	776,828	2,311,393
Fidelity VIP Growth and Income	971,312	2,589,545
Fidelity VIP Growth	61,808	26,944,844
Fidelity VIP Investment Grade Bond	4,363,234	3,289,713
Fidelity VIP Mid Cap	260,735	1,578,631
Fidelity VIP Money Market	2,256,816	2,732,839
Vanguard VIF Capital Growth	24,804,883	1,871,982
Vanguard VIF International	1,327,095	2,852,872
Vanguard VIF Small Company Growth	196,468	1,091,894

Total	$35,298,854	$46,491,966

8

American Family Variable Account II

Notes to Financial Statements

December 31, 2011 and 2010

3.    Financial Highlights

	At December 31			For the Period Ended December 31
Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio		Expense Ratio		Total Return

Fidelity VIP Contrafund Portfolio
2011	371,576 303	$15 30	$5,685,826	0 73%		1 15%		-3 9%
2010	430,367 599	15 92	6,851,761	1 02%		1 15%		15 6%
2009	465,405 831	13 77	6,409,790	1 15%		1 15%		33 9%
2008	499,836 286	10 28	5,140,059	0 79%		1 15%		-43 3%
2007	531,499 446	18 15	9,647,099	0 76%		1 15%		16 0%

Fidelity VIP Equity Income Portfolio
2011	1,673,779 685	11 04	18,482,476	2 25%		1 15%		-0 5%
2010	1,829,651 589	11 10	20,302,495	1 63%		1 15%		13 6%
2009	1,939,105 379	9 77	18,939,108	2 09%		1 15%		28 4%
2008	1,873,235 158	7 61	14,248,239	2 62%		1 15%		-43 4%
2007	1,552,347 982	13 45	20,884,942	1 80%		1 15%		0 1%

Fidelity VIP Growth & Income Portfolio
2011	2,445,612 883	10 57	25,843,158	1 57%		1 15%		0 2%
2010	2,604,813 137	10 55	27,467,967	0 48%		1 15%		13 3%
2009	2,750,295 848	9 31	25,609,850	0 88%		1 15%		25 6%
2008	2,639,530 459	7 42	19,573,256	1 06%		1 15%		-42 5%
2007	2,353,585 319	12 91	30,384,614	1 37%		1 15%		10 6%

Fidelity VIP Growth Portfolio
2011	-	-	-	0 00	% (2)	1 15	% (2)	8 8%
2010	2 744,092 740	9 02	24,756,757	0 03%		1 15%		22 5%
2009	3,040,965 153	7 37	22,404,314	0 20%		1 15%		26 5%
2008	2,875,800 443	5 82	16,747,589	0 63%		1 15%		-47 8%
2007	2,670,118 593	11 18	29,851,064	0 35%		1 15%		25 2%

Fidelity VIP Investment Grade Bond Portfolio
2011	2,775,569 334	12 30	34,149,217	3 20%		1 15%		6 0%
2010	2,816,129 899	11 61	32,689,216	3 48%		1 15%		6 5%
2009	2,870 648 970	10 90	31,301,444	8 84%		1 15%		14 4%
2008	3,123,731 973	9 53	29,784,378	0 00	% (1)	1 15	% (1)	-4 7%

Fidelity VIP Mid Cap Portfolio
2011	455,964 757	16 89	7,700,357	0 24%		1 15%		-11 6%
2010	523,737 075	19 11	10,008,621	0 36%		1 15%		27 4%
2009	595,194 666	15 00	8,929,945	0 72%		1 15%		38 5%
2008	578,566 279	10 83	6,267,720	0 47%		1 15%		-40 1%
2007	574,444 327	18 10	10,394,816	0 90%		1 15%		14 3%

Fidelity VIP Money Market Portfolio
2011	1,031,043 760	10 92	11,259,609	0 11%		1 15%		-1 0%
2010	1,063,604 893	11 03	11,735,632	0 18%		1 15%		-0 9%
2009	1,036,560 088	11 13	11,540,683	0 73%		1 15%		-0 4%
2008	1,093,214 841	11 18	12,223,299	2 92%		1 15%		1 9%
2007	818,981 575	10 98	8,990,823	5 06%		1 15%		4 0%

Vanguard VIF Capital Growth Portfolio
2011	2,400,648 894	9 03	21,680,928	0 00	% (1)	1 15	% (1)	-9 2%

Vanguard VIF International Portfolio
2011	3,014,990 983	7 67	23,111,335	1 61%		1 15%		-14 5%
2010	3,192,196 612	8 97	28,625,753	1 63%		1 15%		14 4%
2009	3,480,363 098	7 84	27,279,277	3 83%		1 15%		41 2%
2008	3,617,801 744	5 55	20,088,043	0 00	% (1)	1 15	% (1)	-44 5%

Vanguard VIF Small Company Growth Portfolio
2011	308,793 041	14 02	4,328,694	0 19%		1 15%		0 2%
2010	367,010 225	13 99	5,133,964	0 34%		1 15%		30 3%
2009	413,855 107	10 74	4,443,338	1 04%		1 15%		37 8%
2008	370,226 881	7 79	2,884,709	0 65%		1 15%		-40 1%
2007	330,344 366	13 02	4,301,461	0 45%		1 15%		2 6%

(1) The Subaccount commenced operations during the year, therefore the ratio is annualized

(2) The Subaccount ceased operations during the year, therefore the ratio is annualized

9

Part C

Item 24.	Financial Statements and Exhibits

	(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

	(b)	Exhibits

(1)		Certified resolution of the Board of Directors of American Family Life Insurance Company (the “Company”) authorizing establishment of American Family Variable Account II (the “Variable Account”).[1]

(2)		Not applicable.

(3)	(a)	Form of Distribution Agreement.[2]

	(b)	Form of Registered Representative Agreement.[2]

(4)		Form of Contract for the Individual Flexible Premium Variable Annuity.[1]

(5)		Form of Application for the Individual Flexible Premium Variable Annuity.[1]

(6)	(a)	Articles of Incorporation of American Family Life Insurance Company.[1]

	(b)	By-Laws of American Family Life Insurance Company.[1]

(7)		Not applicable.

(8)	(a)	Form of Participation Agreement between Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company.[2]

	(b)	Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. [3]

	(c)	Form of Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company. [3]

	(d)	Form of Second Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company[4]

(9)		Opinion and Consent of David C. Holman, Esq.[6]

(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.[6]

	(b)	Consent of Independent Registered Public Accounting Firm.[6]

	(c)	Consent of David C. Holman, Esquire.[6]

(11)		No financial statements will be omitted from Item 23.

(12)		Not applicable.

(13)		Powers of Attorney.[5],6

[1]	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-45592) filed September 12, 2000.

[2]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-45592) filed on March 2, 2001.

[3]	Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration, Statement on Form N-4 (File No. 333-45592) filed on April 27, 2007.

[4]	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-45592) filed on April 25, 2008.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 333-45592) filed on April 27, 2010.

[6]	Filed herein.

Item 25.	Directors and Officers of American Family Life Insurance Company*

Name and Principal Business Address	Position and Office with Depositor
Jack C. Salzwedel	Chairman of the Board, Chief Executive Officer
Daniel R. Schultz	Director, President, Chief Operating Officer
David C. Holman	Director, Chief Legal Officer, Secretary
Daniel J. Kelly	Director, Chief Financial Officer, Treasurer
Gerry W. Benusa	Director, Executive Vice President
Alan E. Meyer	Director, Vice President
William B. Westrate	Director, Executive Vice President
Mark V. Afable	Executive Vice President
Lisa R. Bacus	Executive Vice President
Mary C. Schmoeger	Executive Vice President
Peter C. Gunder	Chief Investment Officer
Kari E. Grasee	Vice President, Controller
Dean M. Fiorelli	Assistant Treasurer
Ann F. Wenzel	Assistant Secretary

*	Principal business address for each officer and director listed is 6000 American Parkway, Madison, Wisconsin 53783.

Item 26.	Persons Controlled By or Under Common Control With the Depositor or Registrant

AMERICAN FAMILY INSURANCE GROUP

AFMIC

		AFS	AMFAM	AFBI

NV	AFLIC	ASICW	AFFS	AFIC	ASICO

100% of all outstanding voting securities of each subsidiary corporation is directly owned by its parent unless otherwise noted.

AFMIC	–	AMERICAN FAMILY MUTUAL INSURANCE COMPANY
Wisconsin mutual insurance corporation Incorporated 1927.

AFS	–	AMERICAN FAMILY SECURITIES, LLC
Wisconsin limited liability company Organized and acquired 2000.

AMFAM	–	AMFAM, INC. (downstream holding company)
Wisconsin business corporation Incorporated and acquired 1981.

AFBI	–	AMERICAN FAMILY BROKERAGE, INC.
Wisconsin business corporation Incorporated and acquired 1985.

AFLIC	–	AMERICAN FAMILY LIFE INSURANCE COMPANY
Wisconsin stock insurance corporation Incorporated and acquired 1957.

ASICW	–	AMERICAN STANDARD INSURANCE COMPANY OF WISCONSIN
Wisconsin stock insurance corporation Incorporated and acquired 1961.

AFIC	–	AMERICAN FAMILY INSURANCE COMPANY
Ohio stock insurance corporation Incorporated and acquired 1995.

ASICO	–	AMERIAN STANDARD INSURANCE COMPANY OF OHIO
Ohio stock insurance corporation Incorporated and acquired 1995.

AFFS	–	AMERICAN FAMILY FINANCIAL SERVICES INC
Wisconsin business corporation Incorporated and acquired 1969.

NV	–	NEW VENTURES, LLC
Wisconsin limited liability company Organized and acquired 2010. (AFLIC and AmFam, Inc. own 1% and 99% of outstanding voting securities, respectively.)

Address of all affiliates:
6000 American Parkway
Madison, WI 53783-0001

Item 27.	Number of Contract owners

As of March 31, 2012, there were 9,423 contract owners.

Item 28.	Indemnification

(a) Under its By-laws, American Family, to the full extent permitted by the Wisconsin Business Corporation Law, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer or employee of American Family, as provided below.

By-laws of American Family Life Insurance Company (as amended November 1, 1998)

Article VII of American Family Life Insurance Company’s By-laws provides, in part:

INDEMNIFICATION OF DIRECTORS AND OFFICERS

To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer a the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not be limited to, judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director of Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director of Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) Section 8 of the Distribution Agreement between American Family Life Insurance Company (“AFLIC”) and American Family Securities, LLC (“Distributor”) provides substantially as follows:

8.	Indemnification

a.	By AFLIC. AFLIC shall indemnify and hold harmless Distributor and any officer, director, or employee of Distributor against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Distributor and/or any such person may become subject, under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that AFLIC shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to AFLIC by Distributor specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2) result from any breach by AFLIC of any provision of this Agreement .

This indemnification shall be in addition to any liability that AFLIC may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

b.	By Distributor. Distributor shall indemnify and hold harmless AFLIC and any officer, director, or employee of AFLIC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AFLIC and/or any such person may become subject under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by Distributor to AFLIC specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2) result from any breach by Distributor of any provision of this Agreement;

This indemnification shall be in addition to any liability that Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

c.	General. Promptly after receipt by a party entitled to indemnification (“indemnified person”) under this Section 8 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 8 (“indemnifying party”), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 8. The indemnifying party will be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred by such indemnified person in defending himself or itself.

d.	Duration. The indemnification provisions contained in this Section 8 shall remain operative in full force and effect, regardless of any termination of this Agreement. A successor by law of Distributor or AFLIC, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 8.

Item 29.	Principal Underwriter

(a)	American Family Securities, LLC is the registrant’s principal underwriter. It is also the principal underwriter for American Family Variable Account I.

(b)	Officers and Directors of American Family Securities, LLC, and their addresses, are as follows:

Name and Principal Business Address*	Positions and Officers with the Underwriter
Alan E. Meyer	Director and President
David C. Holman	Director and Secretary
Daniel J. Kelly	Director
Kari E. Grasee	Treasurer
Ann F. Wenzel	Assistant Secretary

*	All of the persons listed above have as their principal business address: 6000 American Parkway, Madison, Wisconsin 53783.

(c) (1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
American Family Securities, LLC	$167,999	None	N/A	N/A

Item 30.	Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.	Undertakings and Representations.

(a	)	The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as premium payments under the contracts offered herein are being accepted.

(b	)	The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to American Family Life Insurance Company (the “Company”) for a statement of additional information.

(c	)	The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d	)	American Family Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

As required by the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account II and American Family Life Insurance Company certify that they meet the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the registration statement and have duly caused this post-effective amendment to the registration statement to be signed on their behalf, in the City of Madison, and the State of Wisconsin, on April 27, 2012.

AMERICAN FAMILY VARIABLE ACCOUNT II (Registrant)

Attest:	/s/ David C. Holman	By:
	David C. Holman Secretary	Jack C. Salzwedel* Chairman of the Board and Chief Executive Officer American Family Life Insurance Company

AMERICAN FAMILY LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ David C. Holman	By:
	David C. Holman Secretary	Jack C. Salzwedel* Chairman of the Board and Chief Executive Officer

* By:	/s/ Ann F. Wenzel	As Attorney-in-Fact pursuant to Power of Attorney
Ann F. Wenzel

As required by the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 27, 2012.

Signature	Title

* Jack C. Salzwedel	Chairman of the Board, Chief Executive Officer (Principal Executive Officer)

* Daniel R. Schultz	Director, President, Chief Operating Officer

* Daniel J. Kelly	Director, Chief Financial Officer, Treasurer (Principal Financial Officer)

* Kari E. Grasee	Vice President, Controller (Principal Accounting Officer)

* David C. Holman	Director, Chief Legal Officer, Secretary

* Alan E. Meyer	Director, Vice President

* Gerry W. Benusa	Director, Executive Vice President

* William B. Westrate	Director, Executive Vice President

*By: /s/ Ann F. Wenzel Ann F. Wenzel	As Attorney-in-Fact pursuant to Power of Attorney.

EXHIBIT INDEX

(9)			Opinion and Consent of David C. Holman, Esq.

(10)	(a	)	Consent of Sutherland Asbill & Brennan LLP

	(b	)	Consent of Independent Registered Public Accounting Firm

	(c	)	Consent of David C. Holman, Esq.

(13)			Powers of Attorney